UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ____)

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COMMAND CENTER, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COMMAND CENTER, INC.
3609 S. Wadsworth Boulevard, Suite 250
Lakewood, Colorado 80235
Telephone: 866-464-5844

Lakewood, Colorado
October 11, 2016

Dear Shareholders:

It is our pleasure to invite you to the Annual Meeting of Shareholders of Command Center, Inc., to be held at Woolley’s Classic Suites, 16450 E. 40th Circle, Aurora, Colorado 80011 on Thursday, November 17, 2016, at 10 a.m. (Mountain Standard Time).

The matters to be acted on during the meeting are described in the accompanying Proxy Statement. Subsequent to the formal meeting and its items of business at the Annual Meeting, I will discuss the significant developments occurring within the Company over the past year and share with you our plans for the future. You will have an opportunity to ask questions and express your views to the management of the Company. Members of the Board of Directors will also be present.

On or about October 13, 2016, we will begin mailing the Proxy Statement, 2015 Annual Report on Form 10-K and voting instructions.

Whether or not you are able to attend the Annual Meeting in person, it is important that your shares be represented. Please vote your shares using the Internet or telephone or by requesting a printed copy of the proxy materials and completing and returning by mail the proxy card you will receive in response to your request. Instructions on each of these voting methods are outlined in the enclosed Proxy Statement. Please vote as soon as possible.

I look forward to seeing each of you at the shareholders meeting.

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the Annual Meeting of Shareholders, we urge you to vote and submit your proxy over the Internet (see below for instructions) or mail so that a quorum may be represented at the meeting. Any person giving a proxy has the power to revoke it at any time, and stockholders who are present at the meeting may withdraw their proxies and vote in person. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares.

Very truly yours,

/s/ Frederick J. Sandford
Frederick J. Sandford
President and Chief Executive Officer

Table of Contents

VOTING AT THE ANNUAL MEETING	2
Voting matters and board recommendations	3
General Information	3
PROPOSAL 1 - ELECTION OF DIRECTORS	6
CORPORATE GOVERNANCE	8
PROPOSAL 2- RATIFICATION OF SELECTION OF PMB HELIN DONOVAN	15
PROPOSAL 3 - ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION	17
COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS.	19
EXECUTIVE COMPENSATION	20
PROPOSAL 4 - RATIFICATION AND APPROVAL OF THE 2016 STOCK INCENTIVE PLAN	25
OTHER MATTERS	29
Security Ownership of Certain Beneficial Owners and Management	30
SHAREHOLDER PROPOSALS, HOUSEHOLDING AND OTHER MATTERS	32

COMMAND CENTER, INC.

3609 S. Wadsworth Boulevard, Suite 250
Lakewood, Colorado 80235
Telephone: 866-464-5844

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
October 11, 2016

To the Shareholders:

The Annual Meeting of Shareholders, or the Annual Meeting, of Command Center, Inc., a Washington corporation, will be held at Woolley’s Classic Suites, 16450 E. 40th Circle, Aurora, Colorado 80011, on Thursday, November 17, 2016, at 10 a.m. (Mountain Standard Time) for the following purposes:

1.
to elect seven directors to serve until the next annual meeting of shareholders, or until their respective successors are elected and qualified;
2.
to ratify the selection of PMB Helin Donovan, LLP as the Company’s independent auditors for the fiscal year ending December 30, 2016;
3.
to approve, on a non-binding advisory vote, the compensation paid to the Company’s Named Executive Officers as disclosed in the attached 2016 Proxy Statement (commonly known as “Say-on-Pay”);
4.
to ratify and approve the Company’s 2016 Stock Incentive Plan; and
5.
to transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on October 7, 2016, will be entitled to notice of, and to vote at, the annual meeting and any adjournments thereof. Interested parties are encouraged to visit the Company’s website at www.commandonline.com for additional information. Information on our website does not form any part of the material for solicitation of proxies.

By Order of the Board of Directors,

   /s/ Ronald L Junck
Ronald L. Junck, Secretary

Lakewood, Colorado
October 11, 2016

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the meeting in person, please vote as promptly as possible using the internet or by requesting a printed copy of the proxy materials and completing and returning by mail the proxy card you will receive in response to your request. This is important for the purpose of ensuring a quorum at the meeting. Any person giving a proxy has the power to revoke it at any time, and stockholders who are present at the meeting may withdraw their proxies and vote in person. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares.

VOTING AT THE ANNUAL MEETING

General. The close of business on October 7, 2016, has been fixed as the record date for determination of the shareholders entitled to notice of, and right to vote at the Annual Meeting, or the Record Date. As of the Record Date, there were issued and outstanding 60,633,248 shares of common stock entitled to vote. A majority of such shares will constitute a quorum for the transaction of business at the Annual Meeting. The holders of record on the Record Date of the shares entitled to be voted at the Annual Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting. All action proposed herein may be taken upon a favorable vote of the holders of a majority of such shares of common stock represented at the Annual Meeting, provided a quorum is present at the meeting in person or by proxy.

Internet Availability of Proxy Materials and Voting. On or about October 13, 2016, we will mail the proxy materials to all of our shareholders. The Proxy Statement contains instructions about how to access our proxy materials and vote online or by telephone. If you previously chose to receive our proxy materials electronically, you will continue to receive access to these materials via e-mail unless you elect otherwise.

Voting. Even if you plan to attend the 2016 Annual Meeting in person on November 17, 2016, please vote as soon as possible.

VOTING MATTERS AND BOARD RECOMMENDATIONS

Shareholders are being asked to vote on the following matters at the Annual Meeting:

Proposal	Recommendation

PROPOSAL 1: Election of Directors
Election of seven director nominees Steven Bathgate, Richard Finlay, R. Rimmy Malhotra, Frederick J. Sandford, John Schneller, JD Smith and John Stewart. The Board believes that each of the nominees’ knowledge, skills, and abilities will positively contribute to the function of the Board as a whole. Accordingly, your proxy holder will vote your shares FOR the election of the Board’s nominees unless you instruct otherwise.
FOR Each Nominee

PROPOSAL 2: Ratification of the Appointment of Independent Registered Accounting Firm
PMB Helin Donovan has been appointed as the Company’s independent registered public accounting firm. The Audit Committee and the Board believe that retention of the firm is in the best interests of the Company and its shareholders. Accordingly, your proxy holder will vote your shares FOR the ratification of the appointment of PMB Helin Donovan as our independent registered public accounting firm unless you instruct otherwise.
FOR

PROPOSAL 3: Advisory Approval of Executive Compensation
The Say-on-Pay Proposal, to approve, on an advisory basis, the compensation paid to our Named Executive Officers for the year ended December 25, 2015. The Company has designed its compensation programs to reward and motivate employees to continue to enhance shareholder value of the Company. The Compensation Committee and the Board of Directors take shareholder views seriously and will take into account the advisory vote in future executive compensation decisions. Accordingly, your proxy holder will vote your shares FOR the approval of the executive compensation paid to our Named Executive Officers unless you instruct otherwise.
FOR

PROPOSAL 4: Approval of 2016 Stock Incentive Plan
The 2016 Stock Incentive Plan replaces the expired 2008 Employee Stock Purchase Plan and the 2008 Stock Incentive Plan. The Company believes that the 2016 Stock Incentive Plan is in the best interests of the Company and its shareholders to motivate and reward employees, officers, directors and consultants. Accordingly, your proxy holder will vote your shares FOR the approval of the 2016 Stock Incentive Plan unless you instruct otherwise.
FOR

GENERAL INFORMATION

Record Date. Shareholders of record at the close of business on October 7, 2016, are entitled to vote at the Annual Meeting. On October 7, 2016 the Company had 60,633,248 shares of common stock issued and outstanding. Each share of common stock entitles the holder thereof to one vote.

Mailing and Forwarding of Proxy Materials. On or about October 13, 2016, we will first mail proxy materials to our shareholders. We will arrange with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of the common stock as of the record date and will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses that they incur as a result of forwarding the proxy materials. Your cooperation in promptly voting your shares and submitting your proxy will help avoid additional expense.

Shareholders of Record and Beneficial Owners. Shareholders whose shares are registered directly in their name with Command Center’s transfer agent, Continental Stock Transfer and Trust Company, are considered, with respect to those shares, shareholders of record. Each shareholder of record will receive a Proxy Statement, the 2015 Annual Report and the proxy voting card directly from the Company.

Shareholders whose shares are held in a brokerage account or by a bank or other nominee, are considered the beneficial owner of those shares of common stock. The Proxy Statement and the 2015 Annual Report will be forwarded to beneficial owners by their respective broker, bank or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction form included in the proxy materials.

Revocation of Proxies. A shareholder who has executed and returned a proxy may revoke it at any time before it is voted at the Annual Meeting:

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by timely executing and returning, by Internet, mail, or in person at the Annual Meeting, a proxy bearing a later date; or
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by giving written notice of revocation to the Secretary of the Company at 3609 S. Wadsworth Boulevard, Suite 250, Lakewood, Colorado, 80235, prior to the Annual Meeting; or
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by attending the Annual Meeting and voting in person.

A proxy is not revoked by the death or incompetence of the maker unless, before the authority granted thereunder is exercised, written notice of such death or incompetence is received by the Company from the executor or administrator of the estate or from a fiduciary having control of the shares represented by such proxy. Your right to revoke your proxy is not limited by or subject to compliance with a specified formal procedure, but you should follow one of the methods listed above so that the number of shares represented by proxy can be recomputed. Attendance at the meeting, in and of itself, will not constitute a revocation of a proxy.

Inspector of Elections. Proxies and ballots will be received and tabulated by Continental Stock Transfer & Trust Company, our transfer agent and the inspector of elections for the Annual Meeting.

Quorum. A quorum is necessary to hold a valid meeting. If shareholders entitled to cast at least a majority of all the votes entitled to be cast at the Annual Meeting are present in person or by proxy, a quorum will exist. Shares represented by proxies containing an abstention as to any matter will be treated as shares that are present and entitled to vote for purposes of determining a quorum. Similarly, shares held by brokers or nominees for the accounts of others as to which voting instructions have not been given for that matter and for which the broker does not have discretionary voting authority for that matter, or Broker Non-Votes, will be treated as shares that are present and entitled to vote for purposes of determining a quorum.

Effect of Abstentions, Voting Requirements, Withheld Votes and Broker Non-Votes. Voting for director nominees is by plurality. Each of the other three matters at the 2016 Annual Meeting, that is, approval of the independent registered accounting firm, “say-on-pay”, and the 2016 Stock Incentive Plan, must be approved by the affirmative vote of a majority of shares cast at the Annual Meeting, assuming a quorum is present. That means that the shares voted “for” a proposal must exceed the numbers voted “against” that proposal. The indication of an abstention on a proxy or the failure to vote either by proxy or in person will be treated as neither a vote “for” nor “against” a nominee or proposal, and will have no effect on the outcome of the vote. The shares of a shareholder whose ballot on any or all proposals is marked as “abstain” will be included in the number of shares present at the Annual Meeting for the purpose of determining the presence of a quorum.

Broker Non-Votes, shares held by brokers or custodians for the accounts of others as to which voting instructions have not been given, will be treated as shares that are present for determining a quorum, but will not be counted for purposes of determining the number of votes cast with respect to a proposal. If you are the beneficial owner of shares held by a broker or other custodian, you may instruct your broker how you would like your shares voted through the voting instruction form included with this Proxy Statement.

If you wish to vote the shares you own beneficially through a broker or custodian at the Annual Meeting, you must first request and obtain a “legal proxy” from your broker or other custodian. If you choose not to provide instructions or a legal proxy, your shares are referred to as “uninstructed shares.” Brokers may exercise discretion to vote uninstructed shares as to which instructions are not given only with respect to Proposal no. 2 regarding the ratification of the selection of the independent registered accounting firm. Brokers and custodians can no longer vote uninstructed shares on your behalf in director elections, for equity compensation plans or advisory votes on executive compensation. For your vote to be counted, you must submit your voting instruction form to your broker or custodian. The following table shows how abstentions and Broker Non-Votes will be treated with respect to each voting matter:

Proposal Number	Item	Votes Required for Approval	Abstentions	Uninstructed Shares / Broker Non-Votes
1	Election of Directors	Plurality of votes cast	Not counted	Not counted
2	Ratification of Independent Auditors	Majority of votes cast	Not counted	Discretionary vote
3	Advisory vote on Executive Compensation	Majority of votes cast	Not counted	Not counted
4	Ratify and Approval of 2016 Stock Incentive Plan	Majority of votes cast	Not counted	Not counted

Required Vote for Proposals to Pass.

Proposal No. 1—Election of Directors: The affirmative vote of a plurality of the votes cast is required for the election of each of the nominees. Withheld votes or Broker Non-Votes with respect to this proposal will have no effect on this vote.

Proposal No. 2—Ratification of the selection of our independent registered public accounting firm: The affirmative vote of the holders of a majority of shares cast is required to ratify our selection of PMB Helin Donovan as our independent registered public accounting firm for the year ending December 30, 2016. A properly executed proxy marked “ABSTAIN” with respect to this proposal will not be voted and will have no effect on this vote. Because Proposal No. 2 is a routine proposal on which a broker or other nominee is generally empowered to vote, Broker Non-Votes likely will not result from this proposal. Thus, if you are a beneficial owner holding shares through a broker, bank or other holder of record and you do not vote on this proposal, your broker may cast a vote on your behalf for this proposal.

Proposal No. 3—Say-on-Pay: Because this proposal asks for a non-binding, advisory vote, there is no required vote that would constitute approval. We value the opinions expressed by our shareholders in this advisory vote, and our Compensation Committee, which is responsible for overseeing and administering our executive compensation programs, will consider the outcome of the vote when designing our compensation programs and making future compensation decisions for our Named Executive Officers. Abstentions and Broker Non-Votes, if any, will not have any impact on this advisory vote.

Proposal No. 4—Approval of 2016 Stock Incentive Plan: The affirmative vote of the holders of a majority of shares cast is required to approve the 2016 Stock Incentive Plan. A properly executed proxy marked “ABSTAIN” or a Broker Non-Vote with respect to this proposal will not be voted and will have no effect on this vote.

No Cumulative Voting. Shareholders may not cumulate votes in the election of directors, which means that each shareholder may vote only the number of shares he or she owns for a single director candidate.

Discretionary Authority. If any nominee for director is unable to serve or for good cause will not serve, or if any matters not specified in this proxy statement come before the meeting, eligible shares will be voted as specified by the named proxies pursuant to discretionary authority granted in the proxy. At the time this proxy statement was printed, the Board of Directors was not aware of any other matters to be voted on.

Solicitation of Proxies. Proxies may be solicited by officers, directors and regular supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services. The Company will bear the expense of preparing, printing and mailing this Proxy Statement and the proxies we solicit. Proxies will be solicited by mail and may also be solicited by directors, officers and employees in person.

Executive Offices. The principal executive office of the Company is located at 3609 S. Wadsworth Boulevard, Suite 250, Lakewood, Colorado, 80235. The mailing address of the principal executive office is also 3609 S. Wadsworth Boulevard, Suite 250, Lakewood, Colorado, 80235. The telephone number for principal executive office of the Company is (866) 464-5844.

PROPOSAL 1 - ELECTION OF DIRECTORS

The Board of Directors believes that the nominees’ knowledge, skills, and abilities would positively contribute to the function of the Board as a whole. Accordingly, your proxy holder will vote your shares FOR the election of the Board’s nominees named below, unless you instruct otherwise. The Board of Directors knows of no reason why its nominees will be unable to accept election or unwilling to serve as a director. However, if a nominee becomes unable to accept election, the Board will either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, proxies will be voted in favor of such nominee.

Under the current Bylaws of the Company, the proposed term of office for which each nominee will be elected is until the 2017 Annual Meeting of Shareholders or until his successor shall have been elected and shall have qualified.

The affirmative vote of a plurality of votes cast is required for the election of each of the directors.

Our Board of Directors currently consists of seven directors, each a nominee at this Annual Meeting:

Name	Position with the Company	Director since
Frederick J. Sandford, age 55	Chief Executive Officer, President and Director	2013
Steven Bathgate, age 62	Director	2016
Richard Finlay, age 56	Director	2015
R. Rimmy Malhotra, age 40	Director	2016
John Schneller, age 50 Director 2008	Director	2008
J.D. Smith, age 46	Director	2012
John Stewart, age 60 Director 2013	Director	2013
Director Biographies and Qualifications

Seven directors will be elected at the Annual Meeting, each to serve a one year term until the next annual meeting of shareholders, and thereafter until each director’s successor is elected and qualified or until his earlier resignation, removal from office or death.

The names of the directors who are our nominees at this Annual Meeting, their principal occupations or employment and other qualifications, are hereinafter set forth:

Steven Bathgate, age 62, has over 35 years of security industry experience, particularly with microcap companies. He was appointed to our Board of Directors in 2016. In 1995 he founded GVC Capital LLC and he is the Senior Managing Partner of that firm. GVC Capital is an investment banking firm located in Denver, Colorado, focusing primarily on providing comprehensive investment banking services to undervalued microcap companies.  Prior to founding GVC Capital, Mr. Bathgate was CEO of securities firm Cohig & Associates in Denver from 1985 to 1995 and was previously Managing Partner, Equity Trading, at Wall Street West. He currently is also a director for Global Healthcare REIT and Bluebook International, Inc. Mr. Bathgate received a Bachelor of Science in Finance from the University of Colorado, Leeds School of Business.

Richard Finlay, age 56, was appointed to our Board of Directors on July 9, 2015. Mr. Finlay is currently Chief Financial Officer at BNBuilders, Inc. (BNB), a construction company focused on life science, biotech, lab research, health care, education and commercial markets with offices in Seattle and San Diego. Prior to joining BNB, Mr. Finlay spent 4 years in non-profit leadership as CFO at Eastside Catholic School and in Guatemala for Ecofiltro, a social enterprise manufacturing and distributing water filters. Prior to his work in Central America, Mr. Finlay served in senior leadership positions (either CEO or CFO) with a veterinary hospital group, a boat manufacturer, a fitness / nutrition focused company and an innovative early stage health care company. Additional experience includes more than 15 years’ experience in business development, finance and accounting with a Fortune 500 company as well as small and mid-size regional companies. He is a 1984 graduate of the University of Washington earning a Bachelor of Arts in Business Administration.

R. Rimmy Malhotra, age 40, was appointed to our Board of Directors on April 6, 2016. From 2013 to the present, Mr. Malhotra has served as the Managing Member and Portfolio Manager for the Nicoya Fund LP, a private investment partnership. Previously, from 2008-2013 he served as portfolio manager of the Gratio Values Fund, a mutual fund registered under the Investment Act of 1940. Prior to this, he was an Investment Analyst at a New York based hedge fund. He earned an MBA in Finance from The Wharton School and a Master’s degree in International Relations from the University of Pennsylvania where he was a Lauder Fellow. Mr. Malhotra holds undergraduate degrees in Computer Science and Economics from Johns Hopkins University.

Frederick J. Sandford, age 55, was appointed as our President and Chief Executive Officer on February 22, 2013, and was first elected as a director at the Company’s 2013 shareholders meeting. Mr. Sandford has over 30 years of leadership experience as CEO, President, or General Manager, guiding businesses in various stages, including startups, turnarounds and wind downs. He has led companies in diverse industries, including technology, industrial fabrication, security services, waste management and retail. Prior to joining our company, he served as an independent consultant to Silicon Valley venture capitalists. From 2003-2005, he led the restructuring of The Environmental Trust, a land mitigation organization with 80 holdings, resulting in significant asset protection. Mr. Sandford was awarded a full fellowship and earned his MBA from Cornell University while serving as the CEO of Student Agencies, America’s oldest student-run company. He earned a BA in Psychology from the University of Massachusetts at Amherst. He is a former U.S. Navy SEAL.

John Schneller, age 50, was appointed to our Board of Directors on June 23, 2008. Mr. Schneller is a Partner at the investment banking firm of Scura Paley & Company LLC. Prior to joining Scura Paley Mr. Schneller was the Chief Financial Officer of iMedicor, Inc., an enterprise healthcare software company. Prior to iMedicor Mr. Schneller served from 2002 to 2007 as an investment analyst at Knott Partners, a multi-billion dollar, value-based, New York hedge fund. Mr. Schneller's area of expertise was analysis and investing in micro-to-mid-cap securities with emphasis in the fields of intellectual property, technology, content distribution, nanotechnology, healthcare, non-bank financials, business services, insurance companies, packaging and retail. Mr. Schneller received his Bachelor of Arts in History from the University of Massachusetts at Amherst, MA, a Master's in Public Administration from Suffolk University in Boston and a Master's in Business Administration from the Johnson Graduate School of Management at Cornell University in Ithaca, NY.

JD Smith, age 46, has been a member of our Board of Directors since December 10, 2012. Mr. Smith has worked in real estate investment, construction and development since 1982. Currently, Mr. Smith is the owner of Real Estate Investment Consultants, LLC, a turnkey investment service firm serving all sectors of real estate and investment and development businesses. He also serves on the Board of Directors of iMedicor, Inc., a publicly-held New York based company and provider of comprehensive healthcare communications solutions. From 2008 until 2012 he was Director of Development for CP Financial, a venture capital firm based in Scottsdale, Arizona. From 1993 until 2008 he developed over two dozen projects in the Phoenix Metro Area, acting through his companies JD Investments, Inc., The High Sonoran Group, Inc., and JD Smith Development, LLC. In 1990 he formed his first operating company to buy and maintain residential rental properties and obtained his real estate license. In 1993 he graduated from Arizona State University with a Bachelor’s of Science degree in Real Estate.

John Stewart, age 60, has been a member of our Board of Directors since November of 2013 and was elected as Chairman in December 2014. He has been the President of Glacial Holdings, Inc. and Glacial Holdings LLC, private multi-family residential and commercial real estate holding companies, and of Glacial Holdings Property Management, Inc., a private property management company since 1992. Through a number of private entities, Mr. Stewart is an investor in various business enterprises. During the past nine years, he has served as the chair of the Advisory Board of the Bank of North Dakota, a director of Corridor Investors, LLC, the Minot Family YMCA and Kalix, and as a trustee of the Oppen Family Guidance Institute. Mr. Stewart was employed as a Certified Public Accountant by the accounting firms of Arthur Andersen & Co. (from 1978 to 1980) and Brady, Martz & Associates P.C. (from 1980 to 1997). Mr. Stewart has been a member of the Board of Trustees of Investors Real Estate Trust (NYSE – IRET) since 2004.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ALL
SEVEN NOMINEES FOR THE BOARD OF DIRECTORS.

CORPORATE GOVERNANCE

Our corporate governance documents described below are available on our website at www.commandonline.com.

Meetings and Committees of the Board of Directors

The Board of Directors

During the fiscal year ended December 25, 2015, the Board of Directors was composed of four outside directors and Frederick J. Sandford, President and Chief Executive Officer of the Company. R. Rimmy Malhotra and Steven Bathgate were appointed as directors in 2016, expanding the Board from five to seven directors.

Each director is expected to devote sufficient time, energy and attention to ensure diligent performance of his duties and to attend all Board, committee and shareholders’ meetings. Meetings and actions of the Board include regular meetings, special meetings and actions by unanimous written consent.

During 2015, our Board held six meetings and acted by unanimous written consent on four additional occasions. Each member attended at least 75% of the meetings of the Board and committees on which he served during his or her term of office. Directors are expected to attend the Company’s meetings of stockholders, absent unusual circumstances.

Committees of the Board of Directors

The Board of Directors has established three standing committees to facilitate and assist the Board in the execution of its responsibilities. The committees are the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. The composition and function of each of our committees complies with the rules of the Securities and Exchange Commission that are currently applicable to us and we intend to comply with additional exchange listing requirements to the extent that they become applicable to us in the future. The Board has also adopted a charter for the Audit Committee, Compensation Committee and Nominating and Governance Committee. Charters for each committee are available on the Company’s website at www.commandonline.com in the “Investors” section. The charter of each committee is also available in print to any shareholder who requests it. The table below shows current membership for each of the standing Board committees. The current makeup of each committee is as follows:

Audit Committee	Compensation Committee	Nominating and Governance Committee
John Stewart (Chair)	John Schneller (Chair)	JD Smith (Chair)
John Schneller	JD Smith	John Schneller
JD Smith	John Stewart	John Stewart

The Committees are described below.

Audit Committee. The Audit Committee is comprised of three independent directors. John Stewart (Chairman), John Schneller and J.D. Smith currently serve on the Audit Committee. The Audit Committee held four formal meetings in 2015, and reviewed our quarterly filings and our annual filing and audit. Additional discussions among committee members and meetings were held to discuss the audit process and the preparation and review of the consolidated financial statements.
Our Board of Directors has determined that Mr. Stewart qualifies as an audit committee “financial expert” as defined under the Securities Exchange Act of 1934 and the applicable rules of the NASDAQ Capital Market. All members of the Audit Committee are financially literate pursuant to the NASDAQ Marketplace Rules.

The Audit Committee’s responsibilities include:

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appointing, determining funding for, evaluating, and replacing of, and assessing the independence of our independent registered public accounting firm;
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reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
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pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
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coordinating the oversight and reviewing the adequacy of our internal controls over financial reporting;
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establishing policies and procedures for the receipt and retention of accounting related complaints and concerns;
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preparing the audit committee report required by Securities and Exchange Commission rules to be included in our annual proxy statement; and
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monitoring compliance with our Code of Ethics.

For the fiscal year ending December 25, 2015, the audit of our financial statements was reviewed by the Board of Directors and the Audit Committee. The Company’s auditors also held a teleconference with the Audit Committee. During the telephone conference, the Audit Committee reviewed and discussed with the auditors, among other things:

●
the status of any significant issues arising during the quarterly reviews and annual audit of the Company’s financial statements;
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the Company’s annual audit plan for 2015 and the internal and external staffing resources necessary to carry out the Company’s audit plans;
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the Company’s significant accounting policies and estimates;
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the Company’s progress toward documenting internal controls pursuant to Section 404 of the Sarbanes-Oxley Act of 2002;
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the impact of new accounting pronouncements;
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current tax matters affecting the Company; and
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the Company’s management information systems.

Policy on Audit Committee Pre-Approval Procedures

The Audit Committee will pre-approve all audit and non-audit services provided by the independent registered public accounting firm prior to the engagement of the independent accountants with respect to such services. Prior to appointment of the Audit Committee, the Board approved such services. The Company’s independent accountants may be engaged to provide non-audit services only after the Audit Committee has first considered the proposed engagement and has determined in each instance that the proposed services are not prohibited by applicable regulations, and that the accountants’ independence will not be materially impaired as a result of having provided such services. In making this determination, the Audit Committee takes into consideration whether a reasonable investor, knowing all relevant facts and circumstances would conclude that the accountants’ exercise of objective and impartial judgment on all issues encompassed within the accountants’ engagement would be materially impaired. The Audit Committee may delegate its approval authority to pre-approve services provided by the independent accountants to one or more of the members of the Audit Committee, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting.

Compensation Committee. John Schneller (Chairman), J.D. Smith and John Stewart currently serve on the Compensation Committee. The Compensation Committee met on six occasions in 2015. The Compensation Committee is comprised of three non-employee directors. The non-employee directors have been determined by the Board to be independent pursuant to Rule 10A-3 of the Exchange Act and the NASDAQ Marketplace Rules.

The Compensation Committee oversees our executive compensation program, establishes our compensation philosophy and policies, and administers our compensation plans.  The Compensation Committee generally reviews the compensation programs applicable to executive officers on an annual basis.  In setting compensation levels for a particular executive, the Committee takes into consideration the proposed compensation package as a whole and each element individually, as well as the executive's past and expected future contributions to our business.

The Committee has the authority to engage its own independent advisors to assist in carrying out its responsibilities. No such advisors are currently engaged. The Compensation Committee did not use an advisor to assist it in determining executive compensation for our 2015 fiscal year.  Executive management of the Company is actively involved in determining appropriate compensation and making recommendations to the Compensation Committee for its consideration.

Nominating and Governance Committee. The Nominating and Governance Committee is comprised of three independent directors. J.D. Smith (Chairman), John Schneller and John Stewart currently serve on the Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee met on three occasions in 2015.
The Nominating and Governance Committee Charter grants such Committee the authority to determine the skills and qualifications required of directors and to develop criteria to be considered in selecting potential candidates for Board membership. Neither the Committee nor the Board has established any minimum qualifications for nominees, but the Board does consider the composition of the Board as a whole, the requisite characteristics (including independence, diversity, experience in industry, finance, administration and operations) of each candidate, and the skills and expertise of its current members, while taking into account the overall operating efficiency of the Board and its committees.

The Nominating and Governance Committee’s responsibilities include, but are not limited to:

●
developing and recommending to the Board criteria for Board and committee membership;
●
establishing procedures for identifying and evaluating director candidates including nominees recommended by shareholders;
●
identifying individuals qualified to become Board members;
●
recommending to the Board the persons to be nominated for election as directors and to each of the Board’s committees; and
●
overseeing the evaluation of the effectiveness of the organization of the Board, including its committees, and the Board’s performance.

Director Nominations

The Board of Directors nominates directors for election at each annual meeting of stockholders and appoints new directors to fill vacancies when they arise. The Nominating and Governance Committee has the responsibility to identify, evaluate, recruit and recommend qualified candidates to the Board of Directors for nomination or election.

One of the Board of Directors’ objectives in evaluating director nominations is to ensure that its membership is composed of experienced and dedicated individuals with a diversity of backgrounds, perspectives and skills. The Nominating and Governance Committee will select nominees for director based on their character, judgment, diversity of experience, business acumen, and ability to act on behalf of all stockholders. We do not have a formal diversity policy. However, the Nominating and Governance Committee endeavors to have a Board representing diverse viewpoints as well as diverse expertise at policy-making levels in many areas, including business, accounting and finance, marketing and sales, legal, government affairs, regulatory affairs, business development,  technology and in other areas that are relevant to our activities.

The Nominating and Governance Committee believes that nominees for director should have experience, such as those mentioned above, that may be useful to Command Center and the Board of Directors, high personal and professional ethics and the willingness and ability to devote sufficient time to carry out effectively their duties as directors. The Nominating and Governance Committee believes it appropriate for at least one, and, preferably, multiple, members of the Board of Directors to meet the criteria for an “audit committee financial expert” as defined by rules of the SEC, and for a majority of the members of the Board of Directors to meet the definition of “independent director” as defined by the NASDAQ Listing Rules. The Nominating and Governance Committee also believes it appropriate for key members of our management to participate as members of the Board of Directors. Prior to each annual meeting of stockholders, the Nominating and Governance Committee identifies nominees first by evaluating the current directors whose terms will expire at the annual meeting and who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate’s prior service as a director, and the needs of the Board of Directors with respect to the particular talents and experience of its directors. In the event that a director does not wish to continue in service, the Nominating and Governance Committee determines not to re-nominate the director, a vacancy is created on the Board of Directors as a result of a resignation, an increase in the size of the Board or other event, the Committee will consider various candidates for Board membership, including those suggested by the Committee members, by other Board members, by any executive search firm engaged by the Committee or by stockholders.

A stockholder who wishes to suggest a prospective nominee for the Board of Directors should notify Command Center’s Secretary, or any member of the Committee, in writing and include any supporting material the stockholder considers appropriate. Information to be in the notice includes the name and contact information for the candidate, the name and contact information of the person making the nomination, and other information about the nominee that must be disclosed in proxy solicitations under Section 14 of the Securities Exchange Act of 1934 and the related rules and regulations under that Section.

Stockholder nominations must be made in accordance with the procedures outlined in, and must include the information required by, our Bylaws and must be addressed to: Secretary, Command Center, Inc., 3609 S. Wadsworth, Suite 250, Lakewood, CO 80235. You can obtain a copy of our Bylaws by writing to the Secretary at this address.

Stockholder Communications with the Board of Directors

If you wish to communicate with the Board of Directors, you may send your communication in writing to: Secretary, Command Center, Inc., 3609 S. Wadsworth, Suite 250, Lakewood, CO 80235. Please include your name and address in the written communication and indicate whether you are a stockholder of Command Center. The Secretary will review any communication received from a stockholder, and all material communications from stockholders will be forwarded to the appropriate director or directors or Committee of the Board of Directors based on the subject matter.

Board Leadership Structure

We have separate individuals serving as Chairman of the Board of Directors and our Principal Executive Officer. Mr. Sandford began serving as our Chief Executive Officer on February 22, 2013. The Board appointed Mr. Stewart to serve as the Chairman in December 2014. As Chief Executive Officer, Mr. Sandford manages the day-to-day affairs of the Company.

The principal role of the Chairman of the Board is to manage and to provide leadership to the Board of Directors of the Company. The Chairman is accountable to the Board and acts as a direct liaison between the Board and the management of the Company, through the Chief Executive Officer. The Chairman acts as the communicator for Board decisions where appropriate.

The Chairman is selected by the Board annually from among its members and serves for a period of one year or until his successor is elected. Understanding that separation of the roles of Chairman and CEO is an important element of strong corporate governance, the Board is committed to appointing a Chairman who is not also CEO.

Furthermore, the Board believes that the Chairman should be independent from management and free from any interest and any business or other relationships which could interfere with the Chairman’s independent judgment other than interests resulting from being a shareholder and Director of the Company. Consequently, the Chairman should be independent, based upon the standards for determining independence as adopted by the Board in the Corporate Governance Guidelines.

The duties and responsibilities of the Chairman include the following:

–
To act as a liaison between management and the Board;

–
To provide independent advice and counsel to the CEO;

–
To keep abreast generally of the activities of the Company and its management;

–
To ensure that the Directors are properly informed and that sufficient information is provided to the Directors;

–
In concert with the CEO, to develop and set the agendas for meetings of the Board;

–
To act as chair at meetings of the Board;

–
To recommend an annual schedule of the date, time and location of Board and Committee meetings;

–
To sit on other Committees of the Board where appropriate as determined by the Board;

–
To call special meetings of the Board if and when necessary;

–
In concert with the CEO, to determine the date, time and location of the annual meeting of shareholders and to develop the agenda for the meeting;

–
To recommend to the Board, after consultation with the Directors and management, the appointment of members of the Committees of the Board;

–
To assess and make recommendations to the Board annually regarding the effectiveness of the Board as a whole, the Committees of the Board and individual Directors;

–
To ensure that regularly, upon completion of the ordinary business of a meeting of the Board, the Directors hold discussions without management present; and

–
To perform all duties as set forth in the Bylaws.

The Board believes that this structure is currently serving our Company well, and intends to maintain it where appropriate and practicable in the future. We have had varying board leadership models over our history. In past years, one person filled the positions of Chairman and Chief Executive Officer. More recently, beginning in December 2014, we have separated these positions. The Board believes that the right structure should be based on the needs and circumstances of our Company, the Board and our stockholders, and we believe having an independent director lead the Board best serves these interests.

The Board’s Role in Risk Oversight

The Board has a comprehensive enterprise risk management process in which management is responsible for managing the Company's risks. The Board and its committees provide review and oversight in connection with these efforts. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Purposeful and appropriate risk taking is essential for the Company to be competitive and to achieve its strategic objectives.

The Board implements its risk oversight function both as a whole and through committees, which play a significant role in carrying out risk oversight. The risk oversight responsibility is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks and management’s risk mitigation strategies. These areas of focus include competitive, economic, operational, financial, legal, regulatory, compliance, safety, environmental and political risks. While the Audit Committee is responsible for oversight of management’s risk management policies, oversight responsibility for particular areas of risk is allocated among the Board committees according to the committee’s area of responsibility as reflected in the committee charters.

In particular:

●
The full Board oversees strategic, financial and execution risks and exposures associated with the annual plan and other current matters that may present material risk to the Company’s operations, plans, prospects or reputation, in addition to acquisitions and executive management succession planning.

●
The Audit Committee oversees risks associated with financial matters, particularly financial reporting, tax, accounting, disclosure, internal control over financial reporting, financial policies, credit and liquidity matters and compliance with legal and regulatory matters including environmental matters.

●
The Compensation Committee oversees risks and rewards associated with the Company’s attraction and retention of talent, management development, executive management succession plans, and compensation philosophy and programs, including a periodic review of such compensation programs to ensure that they do not encourage excessive risk-taking.

●
The Nominating and Governance Committee oversees risks associated with company governance, director succession planning, and the structure and performance of the Board and its committees.

The Company believes that its leadership structure, discussed in detail above, supports the risk oversight function of the Board. Strong directors chair the various committees involved in risk oversight, there is open communication between management and directors, and all directors are involved in the risk oversight function.

Director Compensation

The following table summarized the cash, equity awards, and all other compensation earned by each of our non-employee directors during the year ended December 25, 2015. Mr. Sandford and Mr. Wilson’s compensation is disclosed in the Summary Executive Compensation table below.

Name	Fees Earned ($)	Stock Awards ($) (1)	All Other Compensation ($) (2)	Total ($)
John Stewart	38,250	9,800	4,282	52,332
Richard Finlay	12,500	9,800	370	22,670
John Schneller	33,000	9,800	2,332	45,132
J.D. Smith	33,000	9,800	4,234	47,034

(1)
Represents the aggregate grant date fair value of stock awards granted during the fiscal year ended December 25, 2015 as computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. The grant date fair value of shares awarded to each non-employee director in 2015 (20,000 shares each) were calculated using the closing price of our stock on the grant date in accordance with GAAP. These amounts do not represent the actual amounts paid to or realized by the directors during the fiscal year ended December 25, 2015.
(2)
All other compensation includes reimbursement for expenses, including travel expense.

Narrative to Director Compensation Table

The Compensation Committee recommends and the Board of Directors determines the compensation for the Company’s directors, based on industry standards and the Company’s financial situation. At all relevant times prior to July 9, 2015, we paid each of our independent directors the base amount of $25,000 as an annual retainer, paid on a quarterly basis, together with an award of 20,000 shares of the Company’s common stock. In addition, we paid a fee of $5,000 per annum, paid quarterly, if the independent director was chairman of a committee. Our employee directors receive no additional compensation for attendance at Board meetings or meetings of Board committees. Non-employee directors are also reimbursed for any expenses they may incur in attending meetings.

Effective as of July 9, 2015, director compensation was modified to increase the annual retainer for the Chairman of the Board to $30,000 and to increase the annual payment to the chair of the Audit Committee to $6,500. The annual payment for the chairman of each the Compensation Committee and the Nominating and Governance Committee remains at $5,000. Non-chairman members of each board committee are also awarded compensation, $3,500 annually for Audit Committee members and $2,500 annually for members of other committees. The award of 20,000 shares of the Company’s common stock and expense reimbursement remain unchanged.

Related Person Transactions Policy and Procedures

As set forth in the written charter of the Audit Committee, any related person transaction involving a Company director or executive officer must be reviewed and approved by the Audit Committee. Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote on the approval or ratification of the transaction. Related persons include any director or executive officer, certain shareholders and any of their “immediate family members” (as defined by SEC regulations). In addition, the Board of Directors determines on an annual basis which directors meet the definition of independent director under the Nasdaq Listing Rules and reviews any director relationship that would potentially interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director.

Certain Relationships and Related Party Transactions

In the two most recently completed fiscal years, there have been no reportable related party transactions between the Company and any executive officer, director or affiliate.

From time to time, our Audit Committee will review and report to our Board of Directors on any related party transaction. In considering related party transactions, the members of our Audit Committee are guided by their fiduciary duties to our shareholders. Our Audit Committee does not currently have any written or oral policies or procedures regarding the review, approval and ratification of transactions with related parties.

Indebtedness of Management

No director or executive officer or nominee for director, or any member of the immediate family of such has been indebted to the Company during the past year.

Officer and Director Legal Proceedings

There are no legal proceedings involving officers or directors of the Company.

Director Independence

The Board affirmatively determines the independence of each director and nominee for election as a director in accordance with certain criteria, which include all elements of independence set forth in the related Securities and Exchange Commission Rules and Regulations and the NASDAQ Marketplace Rules. As part of the Nominating and Governance Committee meetings and as they feel necessary or appropriate at full board meetings, the independent directors meet in executive session without management or any non-independent directors present.

Based on these standards and information provided in the Director and Officer Questionnaire, and by unanimous vote at a meeting held on September 29, 2016, the Board determined that Steven Bathgate, Richard Finlay, R. Rimmy Malhotra, John Schneller, JD Smith and John Stewart as non-employee directors, are independent and have no material relationship with the Company, except as directors and as shareholders of the Company.

In making their determinations, the Board found no transactions, relationships or arrangements which might impair the independence of the respective directors.

In addition, based on Securities and Exchange Commission Rules and Regulations and NASDAQ Marketplace Rules, the Board affirmatively determined that Frederick J. Sandford is not independent because he is our President and Chief Executive Officer.

Indemnification

The Company’s Bylaws address indemnification of Directors and Officers. Washington law provides that Washington corporations may include within their Articles of Incorporation provisions eliminating or limiting the personal liability of their directors and officers in shareholder actions brought to obtain damages for alleged breaches of fiduciary duties, as long as the alleged acts or omissions did not involve intentional misconduct, fraud, a knowing violation of law or payment of dividends in violation of the Washington statutes. Washington law also allows Washington corporations to include in their Articles of Incorporation or Bylaws provisions to the effect that expenses of officers and directors incurred in defending a civil or criminal action must be paid by the corporation as they are incurred, subject to an undertaking on behalf of the officer or director that he or she will repay such expenses if it is ultimately determined by a court of competent jurisdiction that such officer or director is not entitled to be indemnified by the corporation because such officer or director did not act in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. The Company’s Articles of Incorporation provide that a director or officer is not personally liable to the Company or its shareholders for damages for any breach of fiduciary duty as a director or officer, except for liability for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of distribution in violation of Washington Business Corporation Act.

Code of Ethics

In October 2015, the Board of Directors adopted the Standards of Ethics and Business Conduct. The Code of Ethics applicable to all directors, officers and employees of the Company. The Code of Ethics is available on our website at www.commandonline.com and in print to any shareholder upon request.

PROPOSAL 2-RATIFICATION OF SELECTION OF PMB HELIN DONOVAN, LLP
AS OUR INDEPENDENT AUDITOR

The Audit Committee of the Board of Directors has selected PMB Helin Donovan, LLP as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 30, 2016. Shareholder ratification of the selection of PMB Helin Donovan as the Company’s independent auditors is not required by the Bylaws or otherwise. However, Management is submitting the selection of PMB Helin Donovan to the shareholders for ratification as a matter of corporate practice. If the shareholders fail to ratify the selection, Management will reconsider whether or not to retain that firm. Even if the selection is ratified, Management, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.

PMB Helin Donovan is experienced in the field of accounting and is well qualified to act in the capacity of auditors. A representative of PMB Helin Donovan will be present at the Annual Meeting to respond to appropriate questions by shareholders and will have the opportunity to make a statement if desired.
Ratification of the appointment of PMB Helin Donovan, LLP requires the affirmative vote of a majority of the shares present and voting at the 2016 Annual Meeting in person or by proxy. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment. A properly executed proxy marked “ABSTAIN” with respect to this proposal will not be voted, although it will be counted for purposes of determining the number of shares of common stock entitled to vote. Accordingly, an abstention will have the effect of a negative vote. Because this Proposal is a routine proposal on which a broker or other nominee is generally empowered to vote, broker “non-votes” likely will not result from this Proposal. Thus, if you are a beneficial owner holding shares through a broker, bank or other holder of record and you do not vote on this Proposal, your broker may cast a vote on your behalf for this Proposal. In the event ratification is not obtained, the Audit Committee and the Board will review its future selection of our independent registered public accounting firm but will not be required to select a different independent registered public accounting firm.
Principal Accountant Fees and Services. The following table summarizes the fees that PMB Helin Donovan charged us for the listed services during 2015 and 2014. We expect that PMB will serve as our auditors for fiscal year 2016.

Type of fee	Year ended December 25, 2015	Year ended December 26, 2014
Audit Fees (1)	$131,500	$114,500
Audit-related Fees (2)	-	-
Tax Fees (3)	$22,286	$24,600
All Other Fees (4)	-	-
Total Fees	$153,786	$139,100

(1) Audit fees consist of fees billed for professional services provided in connection with the audit of the Company’s consolidated financial statements and reviews of our quarterly consolidated financial statements.

(2)
Audit-related fees consist of assurance and related services that include, but are not limited to, internal control reviews, attest services not required by statute or regulation and consultation concerning financial accounting and reporting standards, and not reported under “Audit fees.”

(3)	Tax fees consist of the aggregate fees billed for professional services for tax compliance, tax advice, and tax planning. These services include preparation of federal income tax returns.
(4)	All other fees consist of fees billed for products and services other than the services reported above.

The Audit Committee reviews and approves audit and permissible non-audit services performed by the Company’s independent auditors, as well as the fees charged for such services. In its review of non-audit service fees and the appointment of its independent auditors as the Company’s independent accountants, the Audit Committee considers whether the provision of such services is compatible with maintaining its auditors' independence. All of the services provided and fees charged by its independent auditors in 2015 and 2014 were pre-approved by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATON
OF PMB HELIN DONOVAN, LLP AS OUR INDEPENDENT AUDITOR FOR FISCAL YEAR 2016

Audit Committee Report

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under such acts.

Management has the primary responsibility for the Company’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting and Oversight Board and issuing an opinion thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. As part of its ongoing activities, the Audit Committee has:

●
reviewed and discussed with management and the independent registered public accounting firm the Company’s audited consolidated financial statements for the fiscal year ended December 25, 2015;

●
met with the Company’s Chief Executive Officer, Chief Financial Officer, and the independent registered public accounting firm to discuss the scope and the results of the audits and the overall quality of the Company’s financial reporting and internal controls;

●
discussed with the independent registered public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended;

●
received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting and Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence as currently in effect, and discussed with the independent registered public accounting firm its independence from the Company; and

●
pre-approved all audit, audit related and other services to be provided by the independent registered public accounting firm.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended December 25, 2015, for filing with the Securities and Exchange Commission.

In addition, the Audit Committee appointed PMB Helin Donovan, LLP as the Company’s independent registered public accounting firm for the year ending December 30, 2016, and any interim periods, subject to the ratification of this appointment by the shareholders.

Audit Committee

John Stewart, Chairman
John Schneller
JD Smith

PROPOSAL 3 - ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

We are providing shareholders with the opportunity to cast an advisory vote on executive compensation as described below. Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, shareholders are entitled to an advisory (non-binding) vote on compensation programs for our Named Executive Officers (sometimes referred to as “say-on-pay”). Accordingly, we are asking shareholders to approve, on an advisory basis, the compensation of our named executive officers disclosed in the section entitled “Executive Compensation” below. We believe that it is appropriate to seek the views of shareholders on the design and effectiveness of the Company’s executive compensation program.

As described below in the section entitled “Executive Compensation” of this proxy statement, our compensation program is designed to support our business goals and promote short- and long-term profitable growth of the Company and align compensation with the long-term interests of our shareholders.

The Board is asking shareholders to read the section entitled “Executive Compensation” of this proxy statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and other related compensation tables and narratives, which provide detailed information on the compensation of our Named Executive Officers. The Board believes that the policies and procedures articulated in “Compensation Discussion and Analysis” are effective in achieving our goals and that the compensation of our listed officers reported in this proxy statement has supported and contributed to the company’s recent and long-term success.

The Board is asking shareholders to support this proposal based on the disclosure set forth in these sections of this proxy statement, which, among other things,

●
provides a total compensation package that is competitive with other companies in the temporary staffing industry, yet is consistent with our focus on profitability; and
●
emphasizes incentive and equity compensation for our executive team in order to promote long-term incentives to increase shareholder value and align the interests of our officers with those of our shareholders.

Approval of this proposal requires the affirmative vote of a majority of the shares present at the meeting, in person or represented by proxy, and entitled to vote. Because the vote is advisory, it will not be binding upon the Board of Directors, and the Compensation Committee or the Board of Directors will not be required to take any action as a result of the outcome of the vote on this proposal. The Compensation Committee and the Board of Directors will carefully assess the voting results, and if those results reflect any broadly held issues or concerns, the Board of Directors will consult directly with shareholders to better understand their views.

The frequency of holding “say-on-pay” advisory votes was determined to be on a yearly basis by the decision of the shareholders during the Company’s 2013 Annual Shareholders Meeting.

Because this proposal asks for a non-binding, advisory vote, there is no required vote that would constitute approval. We value the opinions expressed by our shareholders in this advisory vote, and our Compensation Committee, which is responsible for overseeing and administering our executive compensation programs, will consider the outcome of the vote when designing our compensation programs and making future compensation decisions for our Named Executive Officers. Abstentions and broker “non-votes,” if any, will not have any impact on this advisory vote.

The Board of Directors is asking shareholders to cast a non-binding, advisory vote FOR the following resolution:

“RESOLVED, the shareholders of Command Center, Inc. approve on an advisory basis, the compensation paid to our Named Executive Officers as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables and accompanying narrative disclosure included in this Proxy Statement.”

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE
COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS.

Executive Officers

The following table sets forth the names and ages of all executive officers of the Company as of December 25, 2015, all positions held by such persons; term of office(1) and the period during which he has served as such; and any arrangement or understanding between him and any other person(s) pursuant to which he was elected as an officer:

Name of Officer	Age	Position	Period of Service
Frederick J. Sandford	55	Chief Executive Officer, President	2/22/13 - present
Ronald L. Junck	68	Executive Vice President, Secretary, General Counsel	10/10/06 - present
Jeff Wilson	62	Chief Financial Officer	9/02/14 – 9/01/16
Colette C. Pieper	62	Chief Financial Officer	9/02/16 - present

(1)
Executive officers serve at the pleasure of the Board of Directors. Unless otherwise set forth in any Executive Employment Agreement (as discussed above), the term of office for each executive officer is generally for a period of one year or until his or her successor is duly appointed.

Executive Officer Biographies

Frederick J. Sandford, age 55, Chief Executive officer, President and Director. For Mr. Sandford’s biography, please refer to the section “Director Biographies and Qualifications” on p. 8.

Colette C. Pieper, age 62, was appointed as our Chief Financial Officer on September 2, 2016. Before joining Command Center, Mrs. Pieper served as CFO from 2012 to 2016 for Life Partners Holdings, Inc., a company engaged in the secondary market for life insurance. From 2006 to 2012, she was an Executive Director and Accounting/Financial Director for USAA, an insurance and financial services provider to members of the military and their families. Previously, from 2003 to 2005 she was Vice President and CFO of Clarke American Checks, Inc. and from 2000 to 2003, she was Vice President and CFO of an affiliated company, Checks In The Mail. Mrs.  Pieper holds a Bachelor of Science degree in Accounting from Trinity University and a Master in Professional Accounting degree from the University of Texas. She is licensed by the State of Texas as a Certified Public Accountant and by the American Institute of CPAs as a Chartered Global Management Accountant.

Ronald L. Junck, 68, has been our Executive Vice President, Secretary and General Counsel since November 2006. From 1974 until 1998, Mr. Junck practiced law in Phoenix, Arizona, specializing in business law and commercial transactions, representing a wide variety of business organizations in their corporate and business affairs, as well as in court. He has lectured extensively at colleges and universities on various aspects of business law. From 1998 through 2001, Mr. Junck served as Executive Vice President and General Counsel of Labor Ready, Inc., and for several years served as a director of that company. In 2001, Mr. Junck returned to the private practice of law. Mr. Junck served as a member of our Board of Directors from November 2005 until November 2007. Mr. Junck received a Bachelor of Science in Mechanical Engineering from the University of Illinois in 1971 and a Juris Doctorate from Valparaiso University in 1974. He is admitted to practice before all of the state and federal courts in the State of Arizona, the United States Court of Appeals for the Ninth Circuit and the U.S. Court of Federal Claims.

Jeff Wilson, age 55, served as our Chief Financial Officer from September 2, 2014 to September 1, 2016 and was also a director of Command Center, Inc., from September 2010 until July 2015.   Before joining the Company as an officer, Mr. Wilson served as Chief Financial Officer of Acumatica Inc., a privately held cloud-based ERP provider based in Kirkland, Washington. Prior to joining Acumatica, from April 2006, Mr. Wilson served as the Chief Financial Officer of Microvision, Inc., a publicly-traded technology company based in Redmond, Washington. Prior to this appointment, he had served as Microvision's Controller and Principal Accounting Officer since August 1999. Before joining Microvision, Mr. Wilson served from 1991 to 1999 in various accounting positions for Siemens Medical Systems, Inc., a developer and manufacturer of medical imaging equipment. Prior to 1991, Mr. Wilson served as a manager with the accounting firm Price Waterhouse (now PricewaterhouseCoopers). Mr. Wilson is a certified public accountant and holds a B.S. in Accounting from Oklahoma State University.

EXECUTIVE COMPENSATION

Named Executive Officers

This proxy statement contains information about the compensation paid to our Named Executive Officers during our fiscal year ended December 25, 2015, or fiscal year 2015. In accordance with the rules and regulations of the Securities and Exchange Commission for smaller reporting companies, we determined that the following officers were our Named Executive Officers:

● Frederick J. Sandford, Chief Executive Officer;

● Jeff Wilson, Chief Financial Officer;

● Ronald L. Junck, Executive Vice President, Secretary and General Counsel;

Overview of Compensation Program

We compete with many other temporary staffing companies in seeking to attract and retain a skilled work force. Our compensation philosophy is to offer our employees, including our executive officers, compensation that is competitive and that meets our goals of attracting, retaining and motivating highly skilled employees, but that is also consistent with our financial goals of cost containment and long-term profitability. Utilizing this philosophy, our executive compensation policies are designed to:

●
provide a total compensation package that is competitive with other companies in the temporary staffing industry, yet is consistent with our focus on profitability; and
●
emphasize incentive and equity compensation for our executive team in order to promote long-term incentives to increase shareholder value and align the interests of our officers with those of our shareholders.

General Philosophy and Objectives

In general, our objectives in structuring compensation programs for our NEOs is to attract, retain, incentivize, and reward talented executives who can contribute to our growth and success and thereby build value for our shareholders over the long term. In the past, we have focused on cash compensation in the form of base salary as the primary element of our compensation program for NEOs.

In past years, we did not have any executive compensation policies in place, and our Board of Directors was responsible for annually evaluating individual executive performance.  In 2008, the Board appointed the Compensation Committee and adopted the Compensation Committee Charter. Subsequently, our Compensation Committee has reviewed and approved all of our executive compensation packages, and determined the appropriate level of each compensation component for each NEO based upon available compensation data. Our Compensation Committee has also relied on its members’ business judgment and collective experience in our industry. Although it did not benchmark our executive compensation program and practices, our Compensation Committee believes that our executive compensation levels have historically been at or below compensation levels for comparable executives in other companies of similar size and stage of development in similar industries and locations.

Past Say-on-Pay Vote

The Compensation Committee considered the fact that a majority of the votes represented at the most recent annual meeting held in 2014 that could be cast were cast FOR the Say-on-Pay proposal, as set forth in the 2013 proxy statement. Given the shareholders’ (non-binding) approval of the Say-on-Pay Vote in 2014, the Compensation Committee determined to continue to apply the same general approach with respect to compensation policies and decisions for fiscal year 2015, with slight modifications as deemed necessary by the Committee to further the Company’s overall compensation philosophy.

The Compensation Committee will continue to consider the results of the annual Say-on-Pay votes in their future compensation policies and decisions. A more detailed analysis of our executive compensation decisions and policies in 2014 and 2015 is set forth below.

Summary Compensation Table

The following table provides a summary of information about compensation expensed or accrued by us during the fiscal years ended December 25, 2015, and December 26, 2014 for (a) our Chief Executive Officer, (b) our Chief Financial Officers, and (c) the two other executive officers other than our CEO and CFO serving at the end of such fiscal years; collectively, the Named Executive Officers or NEOs. Columns required by SEC rules are omitted where there is no amount to report.

Name and Principal Position	Year	Salary (S)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (2)	All Other Compensation ($) (3)	Total ($)
Frederick J. Sandford,(4)	2015	253923	-	-	-	138	254061
President, Chief Executive Officer and Director	2014	203379	387774	-	113259	69	704481
Jeff Wilson, (5)	2015	200000	-	-	-	138	200138
Chief Financial Officer	2014	63187	159957	67000	247230	46	537420
Ronald L. Junck,	2015	185000	-	-	-	762	185762
Executive Vice President, General Counsel, Secretary	2014	185000	193887	-	-	381	379268
Ralph E. Peterson, (6), former Chief Financial Officer and Director	2015	12,500(7)	-	9,800(7)	-	-	22,300(7)
	2014	25000	-	14600	14400	8027	54070

(1)
Represents the aggregate grant date fair value of stock awards granted during the fiscal year ended December 25, 2015 as computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. The grant date fair value of shares awarded to each non-employee director in 2015 (20,000 shares each) were calculated using the closing price of our stock on the grant date in accordance with GAAP. These amounts do not represent the actual amounts paid to or realized by the officers during the fiscal year ended December 25, 2015.
(2)
Represents the aggregate grant date fair value of stock option awards granted during the fiscal year ended December 25, 2015, as computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. The fair value of each stock option award is estimated for the fiscal year ended December 25, 2015, on the date of grant using the Black-Scholes option valuation model. A discussion of the assumptions used in calculating the amounts in this column may be found in Note 8 to our audited consolidated financial statements for the year ended December 25, 2015, included in our Annual Report on Form 10-K filed with the SEC. These amounts do not represent the actual amounts paid to or realized by the officers during the fiscal year ended December 25, 2015.
(3)
Includes payments from company sponsored life insurance.
(4)
Frederick J. Sandford was appointed Chief Executive Officer and Director on February 22, 2013. His 2015 annual salary was $275,000, effective July 1, 2015.  From July 1, 2014 to June 30, 2015 his annual salary was $235,000. Prior to July, 1, 2014, his initial base salary was $175,000.
(5)
Jeff Wilson was appointed Chief Financial Officer on September 2, 2014. His 2015 annual salary was $200,000. Mr. Wilson’s tenure as CFO and as an employee of the company ended when his contract expired on September 1, 2016. If not previously exercised, his option awards that were vested on September 1, 2016 will all terminate on December 2, 2016, 90 days following the expiration of his employment. His unvested options all expired on September 1, 2016.
(6)
On August 1, 2013, Ralph E. Peterson was then appointed non-employee Principal Accounting Officer on an interim basis. He resigned as Principal Accounting Officer upon the appointment of Jeff Wilson, effective September 2, 2014. Starting September 2, 2016, Mrs. Pieper is our Chief Financial Officer.
(7)
Mr. Peterson earned his fiscal year 2014 compensation for his services as Director Emeritus, an honorary position awarded to him in 2014 upon his resignation as Principal Accounting Officer.

Narrative to Summary Compensation Table

Elements of Our Compensation Program

The three primary components of our executive compensation program are: (i) base salary, (ii) incentive compensation in the form of cash bonuses, and (iii) equity based compensation.

Base Salary: The compensation received by our NEOs includes a base salary. Base salaries for our executives are established based on the scope of their responsibilities and individual experience. Subject to any applicable employment agreements, base salaries will be reviewed annually, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience.

Annual Bonus: In addition to base salaries, NEO compensation may include annual bonuses based on satisfactory achievement of performance objectives established by the Compensation Committee prior to or at the beginning of each fiscal year. The Compensation Committee’s objectives for 2014 were based on positive cash flow for the Company. The executive bonus pool for 2014 was calculated by taking EBITDA, less a floor, multiplied by 35%. This pool is then distributed to the executive officers based upon their position. Similarly, the executive bonus plan for 2015 also bases the amount of the bonus pool on the EBITDA above $5 million, multiplied by 35%.  In 2015 we did not achieve the required EBITDA level and no executive bonuses were awarded.

Equity and Other Compensation: We offer between $20,000 and $100,000 of Company paid life insurance to most employees, including officers depending on position within the Company. Prior to the expiration of the 2008 Stock Incentive Plan in January 2016, we also offered stock options and common share grants to employees and officers under our 2008 Stock Incentive Plan. There were no stock options granted to the NEO’s in 2015.

Perquisites and Other Personal Benefits: From a philosophical standpoint, we do not provide NEOs with perquisites and personal benefits that are not available to all employees. We make available standard health benefits packages including medical, dental and vision coverage, for the same premium contributions as offered to all full time employees of the Company. We believe that the compensation potential available from its three main components of compensation detailed herein are sufficiently attractive that the reliance on other forms of exclusive perquisites and benefits are not necessary to enable the Company to attract and retain superior employees for key positions.

In addition, employment agreements with our executive officers may in the future provide for certain retirement benefits and potential payments upon termination of employment for a variety of reasons, including a change in control of our Company.  See Summary of Employment Agreements below.

Summary of Executive Employment Agreements

On October 13, 2015, we entered into an executive employment agreement with Frederick Sandford.  The key terms of the agreement are as follows: (i) A base salary of $275,000, with an annual bonus opportunity under the terms and conditions of the Executive Bonus Plan. There is no guarantee of any annual bonus. (ii) If there is a change in control (as defined in the agreement), Mr. Sandford will continue to receive his Base Salary and Annual Bonus for 24 months after termination, together with vesting of all options granted. (iii) In the event of termination without cause (as defined in the agreement), Mr. Sandford would continue to receive his Base Salary for the longer of: 18 months following termination or the remainder of the then current term of the agreement. (iv) Noncompetition and confidentiality provisions are applicable under the agreement. (v) The effective date of the agreement is October 13, 2015, and continues for three years unless sooner terminated. Automatic extensions apply in certain events.

Effective September 2, 2016, we entered into an employment agreement with Colette Pieper.  The key terms of the agreement are as follows: (i) A base salary of $185,000, increasing to $200,000 on January 1, 2017. (ii) The agreement provides for a maximum bonus opportunity of $20,000 for the remainder of fiscal 2016 and thereafter with an annual bonus opportunity under the terms and conditions of the Executive Bonus Plan as approved by the Compensation Committee. There is no guarantee of any annual bonus. (iii) We will pay certain relocation expenses, travel and expense reimbursement, professional membership expenses, education expenses, and vacation. (iv) We will make an initial grant of unvested options to acquire 500,000 shares of common stock. The options will vest in four equal annual installments of 125,000 options, effective beginning on a future date to be determined following approval of the stock incentive plan by the shareholders. (v) If there is a change in control (as defined in the agreement), Mrs. Pieper will continue to receive her Base Salary and Annual Bonus for 12 months after termination, together with vesting of all options granted pursuant to the agreement. In the event of termination without cause (as defined in the agreement), she would continue to receive her Base Salary for the longer of: 12 months following termination or the remainder of the then current agreement. (vi) Noncompetition and confidentiality provisions are applicable under the agreement. (vii) The effective date of the agreement is September 2, 2016 and continues for one year unless sooner terminated. Automatic extensions apply in certain events.

There are no present or anticipated executive employment agreement with Ronald Junck, Executive Vice President and General Counsel. Ronald Junck receives a base salary of $185,000 per year, effective September 2011, plus performance based compensation as set by the Board.

Pursuant to the Executive Employment Agreement with our former Chief Financial Officer, Jeff Wilson, that expired on September 1, 2016, Mr. Wilson was entitled to base salary of $200,000, with an annual bonus opportunity under the terms and conditions of the Executive Bonus Plan. There was no guarantee of any annual bonus. Noncompetition and confidentiality provisions are applicable under the agreement.

Potential Payments upon Termination

The employment agreements we entered into with Mr. Sandford and Mrs. Pieper, respectively, provide for potential payments upon termination or a change of control. If there is a change in control, Mr. Sandford will continue to receive his Base Salary and Annual Bonus for 24 months after termination, together with vesting of all options granted. In the event of termination without cause (as defined in the agreement), Mr. Sandford will continue to receive his Base Salary for the longer of: 18 months following termination or the remainder of the then current term of the agreement. In case of death or disability of Mr. Sandford or Mrs. Pieper, he or she or their respective estates will continue to receive 6 months of his or her Base Salary and all stock options will vest. If there is a change in control, Colette Pieper will continue to receive her Base Salary and Annual Bonus for 12 months after termination, together with vesting of all options granted pursuant to the agreement. In the event of termination without cause (as defined in the agreement), Mrs. Pieper will continue to receive her Base Salary for the longer of: 12 months following termination or the remainder of the then current agreement.

The following table was prepared as though each of Messrs. Sandford, Wilson and Junck had been terminated on December 25, 2015, the last day of our last completed fiscal year, without cause, as that term is defined in the agreements with our Company. More detailed information about the payment of benefits, including duration, is contained in the discussion above. All such payments and benefits would be provided by our Company. The assumptions and valuations are noted in the footnotes.

Name	Salary Continuation ($)	Bonus ($)
Frederick J. Sandford, President and Chief Executive Officer	412,500	412,500(1)
Jeff Wilson, former Chief Financial Officer	200,000	0
Ronald Junck, General Counsel	0	0

(1)
For purposes of this table, the annual bonus amount is assumed to be equal to 100% of base salary.
(2)
Mr. Wilson’s tenure as Chief Financial Officer and as an employee of the Company expired on September 2, 2016. The amounts listed are amounts that would have been payable at the most recent fiscal year end. Currently, the amounts listed would become zero.

Potential Payments upon Change of Control

The following table was prepared as though each of Messrs. Sandford, Wilson and Junck had been terminated on December 25, 2015, the last day of our last completed fiscal year, upon change of control, as that term is defined in the agreements with our Company. More detailed information about the payment of benefits, including duration, is contained in the discussion above. All such payments and benefits would be provided by our Company. The assumptions and valuations are noted in the footnotes.

Name	Salary Continuation ($)	Bonus ($)
Frederick J. Sandford, President and Chief Executive Officer	550,000	550,000(1)
Jeff Wilson, former Chief Financial Officer	200,000	151,250(2)
Ronald Junck, General Counsel	0	0

(1)
For purposes of this table, the annual bonus amount is assumed to be equal to 100% of base salary.
(2)
For purposes of this table, the bonus amount is assumed to be equal to 55% of the President and CEO’s annual bonus stated above for the applicable time period. Mr. Wilson’s tenure as Chief Financial Officer and as an employee of the Company expired on September 1, 2016. The amounts listed are amounts that would have been payable at the most recent fiscal year end. Currently, the amounts listed would become zero.

Retirement Benefits

We do not have any qualified or non-qualified defined benefit plans.

Non-qualified Deferred Compensation

We do not have any non-qualified defined contribution plans or other deferred compensation plans.

Grants of Plan-Based Awards

During 2015 we granted 647,000 shares of restricted common stock to employees. The shares vest on October 31, 2016 if the grantee is still then employed by our company. We also granted 300,000 stock options to employees. The options were granted with an exercise price of the fair market on the date of grant, seven-year life and vesting over four years from the date of grant. In our employment agreement with Colette Pieper, we promised to award to her options to acquire 500,000 shares at a future date, following approval of our stock incentive plan by the shareholders.

During 2014 we granted 785,000 shares of restricted common stock to employees. The shares vest one year from the date of grants if the grantee is still employed by our company. In 2015, 589,000 of these shares vested and the remaining 196,000 shares were forfeited. We also granted 1,280,000 stock options to employees, officers and directors. The options were granted with an exercise price of the fair market on the date of grant, seven-year life and vesting over three to four years from the date of grant.

The information specified concerning the outstanding stock options of the named executive officers during the fiscal year ended December 25, 2015, is provided in the following table:

Outstanding Equity Awards at Fiscal Year-End

Name	Grant Date	Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised options unexercisable	Options exercise price	Option expiration date
Frederick Sandford	2/22/2013	750,000	750,000	0.20	2/21/2023
	10/31/14	75,000	225,000	0.67	10/30/2021
Jeff Wilson (1)	9/2/2014	125,000	375,000	0.70	(1)
	12/11/14	30,000	30,000	0.73	(1)
	5/10/12	78,500	26,250	0.41	(1)
Ronald L. Junck	-	-	-	-	-
Colette C. Pieper (2)	-	-	-	-	-
Ralph E. Peterson	5/10/12	30,000	10,000	0.41	5/9/2017

(1)
 Mr. Wilson’s exercisable options expire on December 2, 2016, 90 days following the last day of employment. His unexercisable options terminated on September 1, 2016.
(2)
In our employment agreement with Colette Pieper, we promised to award to her options to acquire 500,000 shares at a future date, following approval of our stock incentive plan by the shareholders.

During our fiscal year ended December 25, 2015, Ronald Junck exercised options for 250,000 shares awarded on May 6, 2010 at the exercise price of $0.17. Options awarded to Ralph Peterson on May 6, 2010 for 250,000 shares at the exercise price of $0.17 were exercised and redeemed by the Company. There were no other options exercised by our NEOs. All stock awards were valued based on the market price of our common stock at the dates of issuance or the date the services were earned. The fair value of each option award is estimated on the date of grant using the Black-Scholes option-pricing model. Expected volatility is based on historical annualized volatility of our stock.

PROPOSAL 4 - RATIFICATION AND APPROVAL OF THE
2016 STOCK INCENTIVE PLAN

The principal features of the proposed 2016 Stock Incentive Plan, or the 2016 Plan, are summarized below. This summary does not contain all information about the 2016 Plan, a copy of which is included as Appendix B. The summary below is qualified in its entirety by reference to the text of the 2016 Plan. Capitalized terms not defined herein have the meanings ascribed to such terms in the plan document.

Introduction
Our shareholders adopted two equity compensation plans in January 2009, the 2008 Employee Stock Purchase Plan and the 2008 Stock Incentive Plan. The 2008 Employee Stock Purchase Plan expired in 2014. The 2008 Stock Incentive Plan expired in January 2016. Outstanding awards under the 2008 Stock Incentive Plan continue to remain in effect according to the terms of the plan and the award documents. No Awards were granted under the 2008 Employee Stock Purchase Plan. No further Awards can be granted under either plan. The 2016 Stock Incentive Plan will replace the 2008 Stock Incentive Plan, is expected to meet NASDAQ requirements for equity plans, as well as adopt new regulatory and tax considerations. The 2008 Employee Stock Purchase Plan was never utilized and is not being replaced.
General
The 2016 Plan will be administered by our Compensation Committee, unless otherwise determined by the Board. The Board or a Committee may delegate the administration of the 2016 Plan, subject to certain limits described therein. References to the “Committee” are to our Compensation Committee or other delegate, as applicable.

The Board of Directors has authorized 6,000,000 shares of our common stock for issuance under the 2016 Plan through fiscal year 2026. The 2016 Plan became effective September 29, 2016 when it was adopted by our Board of Directors and no Awards have yet been granted.

Purpose of the 2016 Stock Incentive Plan

The 2016 Plan is a stock-based incentive bonus program, and its purpose is to motivate and reward eligible officers, directors, employees, and consultants for good performance by allowing the issuance of stock options and common stock. Our employees, directors, executive officers, and consultants are eligible to receive benefits under the 2016 Plan in order to afford these individuals the opportunity to acquire a proprietary interest in the Company; and to enable us to enlist and retain the best available talent for the conduct of our business.

Summary of Board Recommendation

Our Board recommends that you vote FOR this proposal to ratify and approve our 2016 Incentive Stock Plan. As described in more detail below, approval of this proposal will accomplish the following:

● Authorize for issuance up to 6.0 million shares for Awards over the 10 year life of the plan;

● Permit the Compensation Committee to grant awards that are intended to qualify as tax-deductible under Section 162(m);

● Provide that the 2016 Plan becomes our sole equity compensation plan for future awards;

● Replace the expired 2008 Stock Incentive Plan previously adopted by shareholders on January 20, 2009;

● Set award limitations; and

● Adopt strong governance features.

Your Board of Directors, the Compensation Committee and Management all believe that the effective use of performance-based long-term incentive compensation, including equity awards, has been and will continue to be integral to our success. We believe that equity and other performance-based awards incentivize employees, officers and directors to maximize our growth, profitability and overall success, as well as align their interests with the interests of our shareholders to create long-term, sustainable shareholder value. As a result, we request that shareholders approve this proposal and adopt the 2016 Plan.
Key Features of 2016 Plan

After considering each of the factors discussed below, the 2016 Plan was approved by our Board on September 29, 2016, subject to the approval of our shareholders. Key concepts of the 2016 Plan include the following:

What the 2016 Plan Provides	What the 2016 Plan Prohibits

Maximum Ten-Year Term. The term of stock options may not exceed ten years.

Clawback. All awards to executive officers are subject to recoupment by the Company.

Administration by Independent Directors. The 2016 Plan is administered by a committee of the Board of Directors whose members satisfy the independence standards of NASDAQ, the disinterested administration requirements of Rule 16b-3 under the Securities Exchange Act of 1934, and the “outside director” requirement of Section 162(m).

No Discounted Stock Options. Stock options may not be granted with an exercise price less than the grant date fair market value.

No Repricing of Stock Options. Any action that may constitute a repricing of stock options is prohibited.

No Automatic Acceleration in Connection with a Change in Control.

No Reload Grants. Reload grants, or the granting of stock options conditioned upon the delivery of shares to satisfy the exercise price and/or tax withholding obligation under another employee stock option, are not permitted.

No Tax Gross-Ups.

No Evergreen Provision. No “evergreen” feature pursuant to which shares authorized for issuance can be automatically replenished.

No Automatic Grants.

Non-Transferability. Awards generally may not be transferred, except by will or the laws of descent and distribution.

Shares Available for Issuance; Plan Limitations. If this proposal is approved by shareholders, the aggregate number of shares of Command Center common stock for which awards may be granted under the 2016 Plan may not exceed 6.0 million shares. In addition, all shares of common stock subject to outstanding awards under the 2016 Plan that expire or lapse or are forfeited, surrendered, cancelled, terminated, settled in cash in lieu of common stock or are issued and thereafter reacquired by the Company shall again be available for awards under the 2016 Plan.
The 2016 Plan contains the following share limitations, subject to the other terms and conditions set forth therein:

●
no participant may receive awards of stock options exceeding 1.0 million shares in any calendar year;

●
no participant may receive awards of performance shares (in each case intended to qualify as a Section 162(m) performance-based award) exceeding 1.0 million shares in any calendar year;

●
no outside director may receive awards exceeding 200,000 shares in any calendar year;

●
no more than 4.0 million shares in the aggregate may be subject to incentive stock options granted under the 2016 Plan.
The limits on the numbers of shares described above and the number of shares subject to any award under the 2016 Plan are subject to proportional adjustment, to reflect certain stock changes, such as stock dividends and stock splits. The following shares of common stock shall not be treated as having been issued under the 2016 Plan: (1) shares tendered by a participant or retained by the Company as full or partial payment to the Company for the purchase price of an Award or to satisfy tax withholding obligations in connection with an award, (2) shares covered by an Award that is settled in cash; or (3) shares issued pursuant to substitute awards issued in connection with a merger or acquisition.

Eligibility. Awards may be made to any employee, officer or director (including outside directors) of the Company, as well as to certain consultants, agents, advisors and independent contractors. As of September 29, 2016, approximately 215 employees, officers and directors were eligible to receive awards under the 2016 Plan. The number of consultants, agents, advisors and independent contractors, if any, that are eligible to receive awards under the 2016 Plan as of September 29, 2016 is not determinable.
Administration. The 2016 Plan will be administered by our Compensation Committee, unless otherwise determined by the Board. The Board or a Committee may delegate the administration of the 2016 Plan, subject to certain limits described therein. References to the “Committee” are to our Compensation Committee or other delegate, as applicable.
Types of Awards

Stock Options. The Committee may grant either incentive stock options, which comply with Section 422 of the Internal Revenue Code, or nonqualified stock options. The Committee sets option exercise prices and terms, except that the exercise price of a stock option generally may be no less than 100% of the fair market value of the shares on the date of grant (for these purposes, fair market value means the average of the high and low per share trading prices, or the average of the opening and closing prices, or the closing price, if so determined by the Committee, for Command Center stock on the OTCQB during regular session trading for a single trading day). At the time of grant, the Committee in its sole discretion will determine when stock options are exercisable and when they expire, except that the term of a stock option cannot exceed ten years.

Shares, Performance Shares, and Other Awards. The Committee may grant awards of stock or performance stock or other stock-based awards. Typically, a grant of stock is at nominal or no cost. Such awards may be contingent on continued service or the attainment of certain performance goals. Participants are considered the owners of the stock and will, therefore, be entitled to receive the dividends and to vote the shares. Employee taxability is deferred until full vesting occurs.
Section 162(m) Awards. The Committee may intend that certain of the awards described above qualify as “performance-based compensation” for purposes of Section 162(m). Such awards may be conditioned upon the attainment of performance goals that are based on one or more of the following: adjusted operating cash flow; profits (including, but not limited to, profit growth, net operating profit or economic profit); profit-related return ratios; return measures (including, but not limited to, return on assets, capital, equity or sales); cash flow (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); earnings (including, but not limited to, net earnings, earnings per share, or earnings before or after taxes); net sales growth; net income (before or after taxes, interest, depreciation and/or amortization); gross or operating margins; productivity ratios; share price (including, but not limited to, growth measures and total shareholder return); expense targets; margins; operating efficiency; customer satisfaction; and working capital targets. Any of these performance criteria may be applied to Command Center as a whole or to individual business units. Any performance criteria may include or exclude items deemed by the Committee not to be reflective of the Company’s operating performance, including but not limited to outside factors, accounting principles or extraordinary items determined under generally accepted accounting principles.
While the Committee views preserving tax deductibility as an important objective, it believes the primary purpose of the Company’s compensation program is to support its strategy and the long-term interests of its shareholders. As such, the Committee may authorize awards under the 2016 Plan that are not tax-deductible under Section 162(m).
Pricing of Options. Under the 2016 Plan, exercise price of a particular option shall be such price as is fixed by the Committee. However, the exercise price for options and rights granted under the Plan will not be less than the Fair Market value of the Common Stock. Fair Market Value is as defined in Article 2 of the 2016 Plan.
Repricing. In no case (except due to an adjustment to reflect a stock split or similar event or any repricing that may be approved by stockholders) will any adjustment be made to a stock option under the 2016 Plan (by amendment, cancellation and re-grant, exchange or other means) that would constitute a re-pricing of the per share exercise price of an Award.

Payment for Option Exercise Price. Payment of the option exercise price may be in cash, check, wired funds or "cashless" option exercises.

Vesting and Forfeitability. Under the 2016 Plan, the vesting of any Award is determined by the Compensation Committee.

Clawback Policy. The Board of Directors may require reimbursement of any Award granted under the 2016 Plan to an executive officer (designated as such by the Board of Directors) where (1) the payment was predicated upon achieving certain financial results that were subsequently the subject of a substantial restatement of Company financial statements filed with the SEC; (2) the Board of Directors determines the executive engaged in intentional misconduct that caused or substantially caused the need for the substantial restatement; and (3) a lower payment would have been made to the executive based upon the restated financial results. In such cases, the Company will, to the extent practicable, seek to recover from the individual executive the amount by which the individual executive’s incentive payments for the relevant period exceeded the lower payment that would have been made based on the restated financial results.

Amendment and Termination of the 2016 Plan. The Board of Directors or the Committee may amend the 2016 Plan, except that if any applicable law, regulation or NASDAQ rule requires shareholder approval with respect to an amendment, then to the extent required, shareholder approval will be obtained. Shareholder approval will also be obtained for any amendment that would delete or limit the scope of the 2016 Plan provisions prohibiting repricing of options and any amendment that would increase the number of shares available for issuance under the 2016 Plan. The 2016 Plan currently would terminate on September 28, 2026, unless sooner terminated by the Board.

Non-Transferability of Awards. Awards granted under the 2016 Plan generally will not be transferable, except by will or by the laws of descent and distribution or a Qualified Domestic Relations Order, applicable securities laws, and may only be exercised, during the lifetime of a Participant, by such Participant.

Vote Necessary to Ratify and Approve the 2016 Plan.

The affirmative vote of the holders of a majority of the shares of our common stock represented and voting at the Annual Meeting is required to ratify and approve the 2016 Plan. Unless marked to the contrary, proxies received will be voted FOR ratification and approval.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE
RATIFICATION OF OUR 2016 STOCK INCENTIVE PLAN.

Securities Authorized for Issuance under Equity Compensation Plans

We had two equity compensation plans, namely the Command Center, Inc. 2008 Employee Stock Incentive Plan, and the Command Center, Inc. 2008 Employee Stock Purchase Plan, that were approved by shareholders. The following table provides information as of December 25, 2015, regarding these plans under which equity securities of the Company have been authorized for issuance:

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders (1)	4,455,000	$0.45	-0-
Equity compensation plans approved by security holders (2)	-	-	-
Equity compensation plans not approved by security holders	-	-	-
Total	4,455,000	0.45	-0-

(1)
Consists of 6,400,000 shares issuable under the Command Center, Inc. 2008 Stock Incentive Plan. This Plan was adopted by our Board of Directors on October 24, 2008, and approved by our shareholders at the 2009 Annual Meeting of Shareholders on January 20, 2009. This Plan expired as to the issuance of new options and stock rights on January 28, 2016.
(2)
Consists of 1,000,000 shares issuable under the Command Center, Inc. Employee Stock Purchase Plan. This Plan was adopted by our Board of Directors on October 24, 2008, and approved by our shareholders at the 2009 Annual Meeting of Shareholders on January 20, 2009. The Employee Stock Purchase Plan was never utilized and has now expired without issuance of shares.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors is not aware of any additional matters that will be presented for action at the Annual Meeting other than those described above. Should other business properly be brought before the Annual Meeting, it is intended that the accompanying proxy will be voted thereon in the discretion of the persons named as proxies.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables summarizes (a) the ownership of any non-management person known to us to own more than five percent of any class of our voting common stock, and (b) the number and percentage of our shares of common stock held by each director, each of the named executive officers and directors and officers as a group. Percentages of ownership have been calculated based upon 60,633,248 shares of common stock issued and outstanding as of October 7, 2016:

Security Ownership of Non-Management Owners

Name and Address of Beneficial Owner (1) (2)	Title of Class	Amount and Nature of Beneficial Ownership (2)	Percent of Class
Glenn Welstad (3)	Common Stock	2,500,000	4.1%
Jerry Smith (4)	Common Stock	5,625,073	9.3%
Merle Rydesky (5)	Common Stock	7,235,000	11.9%

(1)	The address of the non-management owners is: care of Command Center, Inc., 3609 S Wadsworth Blvd, Suite 250 Lakewood, CO 80235.
(2)
Beneficial ownership is calculated in accordance with Rule 13-d-3(d)(1) of the Exchange Act, and includes shares held outright, shares held by entity(s) controlled by NEOs and/or Directors, and shares issuable upon exercise of options or warrants which are exercisable on or within 60 days of March 3, 2015.

(3)	The number of shares comprising Mr. Welstad’s beneficial ownership is based upon his verbal representations to the Company.
(4)	The number of shares comprising Mr. Smith’s beneficial ownership is based upon the written representations of his legal counsel.
(5)	The number of shares comprising Dr. Rydesky’s beneficial ownership is based upon the written representations of his legal counsel.

Security Ownership of Management

		Amount of Beneficial Ownership			Percentage of Shares Beneficially Owned
Name of Beneficial Owner (1) (2)	Nature of Beneficial Ownership	Shares Owned	Shares – Rights to Acquire	Total
Frederick Sandford (3)	Chief Executive Officer and Director	195,000	1,200,000	1,395,000	2.3%
Jeff Wilson (4)	Former Chief Financial Officer	105,000	233,500	338,500	*%
Ronald Junck (5)	Exec. VP and General Counsel	1,460,225	-	1,460,225	2.4%
Richard M. Finlay	Director	10,200	-	10,200	*%
John Schneller (6)	Director	275,000	80,000	355,000	*%
J.D. Smith (7)	Director	196,000	72,500	268,500	*%
John Stewart (8)	Director	543,900	62,500	606,400	1.0%
R. Rimmy Malhotra (9)	Director	1,286,947	-	1,286,947	2.1%
Steven Bathgate (10)	Director	1,149,710	-	1,149,710	1.9%
All Officers and Directors as a Group		5,221,982	1,648,500	6,870,482	11.3%

* Indicates ownership of less than 1.0%.

(1)
The address of the NEOs and Directors is: care of Command Center, Inc., 3609 S Wadsworth Blvd, Suite 250, Lakewood, CO 80235.
(2)
Beneficial ownership is calculated in accordance with Rule 13-d-3(d)(1) of the Exchange Act, and includes shares held outright, shares held by entity(s) controlled by NEOs and/or Directors, and shares issuable upon exercise of options or warrants which are exercisable on or within 60 days of October 7, 2016.
(3)
Includes vested options to acquire 1,125,000 shares at $0.20, terminating February 22, 2023 and 75,000 shares at $0.67, terminating October 31, 2021. Does not include unvested options to purchase 600,000 shares.
(4)
Includes vested options to acquire 125,000 shares at $0.70, 30,000 shares at $0.73 and 78,500 shares at $0.41, all terminating on December 2, 2016. All unvested options expired on September 1, 2016.
(5)
Includes 1,353,148 shares held directly and 107,077 shares held indirectly through Inland Empire TSS, LLC. Mr. Junck is a co-owner of Inland Empire.
(6)
Includes vested options to acquire 40,000 shares at $0.41, terminating May 10, 2017 and 40,000 shares at $0.73, terminating December 11, 2021. Does not include unvested options to purchase 30,000 shares.
(7)
Includes vested options to acquire 72,500 shares at $0.73, terminating December 11, 2021. Does not include unvested options to purchase 72,500 shares.
(8)
Includes 40,000 shares held directly, and 503,900 held indirectly. Includes vested options to acquire 62,500 shares at $0.73, terminating December 11, 2021. Does not include unvested options to purchase 62,500 shares.
(9)
All shares are owned indirectly through Nicoya Fund. The shares are directly owned by the Nicoya Fund LLC, a Delaware limited liability company. This reporting person is the managing member and a co-owner of Nicoya Capital LLC, which is the managing member and owner of the Nicoya Fund.
(10)
Includes 154,710 shares directly owned and 995,000 indirectly owned including 800,000 by Mr. Bathgate’s spouse, 95,000 by the Bathgate Family Partnership and 100,000 by Viva Co., LLC.

As of December 25, 2015, there are no arrangements among our beneficial owners known to management which may result in a change in control of our Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires our officers, directors, and beneficial owners of more than 10% any of our equity securities to timely file certain reports regarding ownership of and transactions in our securities with the Securities and Exchange Commission. Copies of the required filings must also be furnished to us. Section 16(a) compliance was required during the fiscal year ended December 25, 2015. Based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished to us pursuant to Rule 16a-3(e) under the Exchange Act, we believe that, during 2015, the filing requirements under Section 16(a) of the Exchange Act were satisfied except for the following instances. Mr. Finlay failed to file a Form 3 upon his appointment as our director, however, his ownership is reflected on subsequently filed Form 4s. Mr. Finlay filed one Form 4 pertaining to one transaction late by 15 days. Mr. Stewart filed one Form 4 late by 109 days pertaining to three transactions and by 1 day pertaining to one transaction. Barbara and Merle Rydesky, 10%-stockholders and independent parties from us, each filed a Form 3 late by two years.

SHAREHOLDER PROPOSALS, HOUSEHOLDING AND OTHER MATTERS

Shareholder Proposals

There are no shareholder proposals for the 2016 Annual Meeting. The Company’s next annual meeting is expected to be held in May of 2017. A Shareholder who desires to have a qualified proposal considered for inclusion in the proxy statement for that meeting must notify the Secretary of the terms and content of the proposal no later than March 6, 2017 at 3609 S. Wadsworth Boulevard, Suite 250, Lakewood, Colorado, 80235, Attention: Corporate Secretary. The Stockholder proponent, or a representative who is qualified under state law, must appear in person at the 2016 Annual Meeting of Stockholders to present the proposal. The Company’s Bylaws outline the procedures including notice provisions, for Shareholder nomination of directors and other Shareholder business to be brought before shareholders at the Annual Meeting. A copy of the pertinent Bylaw provisions is available upon written request to 3609 S. Wadsworth Boulevard, Suite 250, Lakewood, Colorado, 80235, Attention: Corporate Secretary.

The notice of a shareholder proposal must include: A brief description of the proposed business; the text of the proposal, reasons for conducting the business at the meeting; name and address (as they appear on our books) of the stockholder proposing such business; the beneficial owner (if any) on whose behalf the proposal is made; any material interest of the stockholder in such business; any other information required by proxy proposal submission rules of the SEC.

“Householding” of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for us. Under this procedure, multiple shareholders who share the same last name and address will receive only one copy of the annual proxy materials, unless they notify us that they wish to continue receiving multiple copies. We have undertaken householding to reduce our printing costs and postage fees.

If you wish to opt-out of householding and continue to receive multiple copies of the proxy materials at the same address, you may do so at any time prior to thirty days before the mailing of the notice of availability of proxy materials, which will typically be mailed in May of each year, by notifying us in writing at: 3609 S. Wadsworth Boulevard, Suite 250, Lakewood, Colorado, 80235, Attention: Corporate Secretary, or by contacting us at (866) 464-5844. You also may request additional copies of the proxy materials by notifying us in writing at the same address or contacting us at (866) 464-5844, and we will undertake to deliver such additional copies promptly. If you share an address with another shareholder and currently are receiving multiple copies of the proxy materials, you may request householding by notifying us at the above referenced address or telephone number.

Form 10-K

Any shareholder of record may obtain a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 25, 2015, or the Form 10-K, without cost, upon written request to the Secretary of the Company at 3609 S. Wadsworth Boulevard, Suite 250, Lakewood, Colorado, 80235, Attention: Corporate Secretary, or by contacting us at (866) 464-5844. The Form 10-K is not part of the proxy solicitation material for the Annual Meeting but may be provided. Additionally, the Securities and Exchange Commission maintains a web site that contains reports and other information at the following address http://www.sec.gov, as well as links from the Company’s website at www.commandonline.com. Upon request by any shareholder to the Company Secretary at the address listed above, we will furnish a copy of any or all exhibits to the Form 10-K for 2015.

FORWARD LOOKING STATEMENTS

This 2016 proxy statement includes statements of judgment and forward-looking statements that involve risks and uncertainties. These forward-looking statements are based on our current expectations, estimates and projections about our industry, our business, compensation, management's beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," or similar expressions, and variations or negatives of these words and include, but are not limited to, statements regarding projected performance and compensation. Actual results could differ significantly from those projected in the forward-looking statements as a result of certain factors, including, but not limited to, the risk factors discussed in our Form 10-K for the year ended December 25, 2015. We assume no obligation to update the forward-looking statements.

Whether or not you intend to be present at the 2016 Annual Meeting, we urge you to vote your shares promptly.

By Order of the Board of Directors,

  /s/ Ronald L Junck
Ronald L. Junck, Secretary

October 11, 2016

THANK YOU
Thank you for being a shareowner of Command Center, Inc.

Learn more at www.commandonline.com

 Appendix A

Fitch Proof 87042 Command Center Proxy Card Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

COMMAND CENTER, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 7:00 p.m., Eastern Time, on November 16, 2016.

INTERNET/MOBILE – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this: X

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 4 AND IN THE PROXIES' DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

1. Election of Directors — FOR all Nominees listed to the left ☐ — WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left) ☐

(01) Steven Bathgate
(02) Richard Finlay
(03) R. Rimmy Malhotra
(04) Frederick Sandford
(05) John Schneller
(06) JD Smith
(07) John Stewart

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

2. Ratification of independent registered public accounting firm. FOR ☐ AGAINST ☐ ABSTAIN ☐

3. Advisory vote regarding approval of compensation paid to our named executive officers. FOR ☐ AGAINST ☐ ABSTAIN ☐

4. Approval of the 2016 Stock Incentive Plan. FOR ☐ AGAINST ☐ ABSTAIN ☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 4.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature__________ **Signature, if held jointly**__________ **Date**________**, 2016.**

Note Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

87042_CST_Command Center_PROXY-CARD.indd 1 10/11/16 10:49 AM

Fitch Proof 87042 Command Center Proxy Card Back

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders

The 2016 Proxy Statement and the 2016 Annual Report to Stockholders are available at: http://materials.proxyvote.com/200497.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

COMMAND CENTER, INC.

The undersigned appoints Frederick Sandford and Ronald Junck, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of COMMAND CENTER, INC. held of record by the undersigned at the close of business on October 7, 2016 at the Annual Meeting of Stockholders of COMMAND CENTER, INC. to be held on November 17, 2016, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE SEVEN NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2, PROPOSAL 3, AND PROPOSAL 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued, and to be marked, dated and signed, on the reverse side)

87042_CST_Command Center_PROXY-CARD.indd 2 10/11/16 10:49 AM

 Appendix B

COMMAND CENTER, INC.

2016 STOCK INCENTIVE PLAN

As adopted by the Board of Directors of Command Center on September 29, 2016
and to be submitted to the shareholders for approval

TABLE OF CONTENTS

1.	Purpose.	1
2	Definitions.	1
3	Administration.	6
4	Eligibility and Participation.	9
5	Shares Subject to This Plan.	9
6	Option Awards.	10
7	Stock Appreciation Rights.	13
8	Restricted Awards.	14
9	Performance Share Awards.	16
10	Performance Compensation Awards.	17
11	Use of Proceeds from Stock.	18
12	Compliance with Section 409A of the Code.	18
13	Securities Law Compliance.	19
14	Adjustments Upon Changes in Stock.	19
15	Effect of Change in Control.	19
16	Withholding Obligations.	20
17	Amendment, Suspension or Discontinuance of the Plan.	20
18	Effective Date of Plan.	21
19	Termination or Suspension of the Plan.	21
20	Miscellaneous.	21
21	General.	22

1.
  Purpose. The purpose of the Command Center 2016 Stock Incentive Plan (the “Plan”), is to attract, retain and motivate employees, officers, directors, consultants, and advisors of Command Center, Inc. (the “Company”) and to align their interests and efforts to the long-term interests of the Company’s shareholders.

2.
 Definitions. Unless otherwise indicated, the following words when used herein shall have the following meanings:

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, or regulations, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including, without limitation, an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award or a Performance Compensation Award.

“Award Agreement” means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms, conditions, limitations, and restrictions of the Award, which shall be in substantially a form (which need not be the same for each Participant) that the Committee has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” shall be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

“Board” shall mean the Board of Directors of the Company, as constituted at any time.

“Cause” means: The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

(a)
With respect to an Employee, Key Advisor or Consultant, Cause shall have the meaning ascribed thereto in any effective employment or service agreement between the Company and the Grantee, or if no such agreement is in effect that contains a definition of cause, then Cause shall mean a finding by the Compensation Committee, in its sole and absolute discretion, that the Grantee has (i) committed a felony or a crime involving moral turpitude, (ii) committed any act of gross negligence or fraud, (iii) failed, refused or neglected to substantially perform his/her duties (other than by reason of a physical or mental impairment) or to implement the directives of the Company, (iv) materially violated any policy of the Company, (v) materially violated state or federal securities laws, or (vi) engaged in conduct that is materially injurious to the Company, monetarily or otherwise.

1

(b)
With respect to any Director, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following: (i) malfeasance in office; (ii) gross misconduct or neglect; (iii) false or fraudulent misrepresentation inducing the Director’s appointment; or (iv) willful conversion of corporate funds.

“Change in Control” means

(a)
One Person (or more than one Person acting as a group) acquires ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company; provided, that, a Change in Control shall not occur if any Person (or more than one Person acting as a group) owns more than 50% of the total fair market value or total voting power of the Company’s stock and acquires additional stock;

(b)
One person (or more than one person acting as a group) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) ownership of the Company’s stock possessing 30% or more of the total voting power of the stock of such corporation;

(c)
A majority of the members of the Board are replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the Board before the date of appointment or election; or

(d)
One person (or more than one person acting as a group), acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately before such acquisition(s).

“Code” means the Internal Revenue Code of 1986, as amended from time to time, including any regulations promulgated thereunder.

“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.

“Common Stock” means the Company’s Common Stock ($0.001 par value) and any share or shares of the Company’s stock hereafter issued or issued in substitution for such shares.

“Company” means Command Center, Inc., a Washington corporation and shall include any entity that is directly or indirectly controlled by the Company or any entity, including an acquired entity, in which the Company has a significant equity interest, as determined by the Committee.

“Director” means a member of the Board.

“Disability” means (i) “Disability” as defined in any Award to which the Participant is a party, or (ii) if the Award does not define “Disability,” (A) permanent and total disability as determined under the Company’s long-term disability plan applicable to the Participant, or (B) if there is no such plan applicable to the Participant or the Committee determines otherwise in an applicable Award Agreement, “Disability” as determined in accordance with non-discriminatory and uniform standards adopted by the Committee. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean Permanent and Total Disability as defined in Section 22(e)(3) of the Code, and, with respect to all Awards, to the extent required by Section 409A of the Code, Disability shall mean “disability” within the meaning of Section 409A of the Code.

2

“Employee” means any person who is employed by the Company, including an officer, excluding and excepting: (i) employees whose customary employment is less than 20 hours per week; or, (ii) employees whose customary employment is for not more than five months in any calendar year; or (iii) temporary workers employed on a day to day basis; or (iv) Outside Directors. Neither service as a Director nor payment of a Director’s fee by the Company will be sufficient to constitute “employment” by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a)
if the Common Stock is then quoted on the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market (collectively, the “Nasdaq Market”) or another national securities exchange, its closing price on the Nasdaq Market or such exchange on the date of determination, or if there are no sales for such date, then the last preceding business day on which there were sales, as quoted on the Nasdaq Market or such exchange or as reported in The Wall Street Journal on the day of determination or such other source as the Board or the Committee deems reliable;

(b)
if the Common Stock is publicly traded but is neither quoted on the Nasdaq Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination, or if there are no sales for such date, then the last preceding business day on which there were sales, as quoted on such system or as reported in The Wall Street Journal on the day of determination or such other source as the Board or the Committee deems reliable; or

(c)
if none of the foregoing is applicable, by the Board or the Committee in good faith, and such determination shall be conclusive and binding on all persons.

“Good Reason” means:

(a)
If an Employee or Consultant is a party to an employment or service agreement with the Company and such agreement provides for a definition of Good Reason, the definition contained therein; or

(b)
If no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant’s knowledge of the applicable circumstances): (i) any material, adverse change in the Participant’s duties, responsibilities, authority, title, status or reporting structure; (ii) a material reduction in the Participant’s base salary or bonus opportunity; or (iii) a geographical relocation of the Participant’s principal office location by more than fifty (50) miles.

3

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Grantee” means a Participant receiving an Award under the Plan.

“Key Advisor/Consultant” means any non-employee person, including any consultant, advisor or independent contractor, engaged by the Company to render services. Advisors or Consultants shall only be eligible if they have furnished bona fide services to the Company and such services are not in connection with the offer or sale of securities in a capital-raising transaction.

“Incentive Stock Option” or “ISO” means any option granted to a Participant under the Plan, which the Company intends at the time the option is granted to be an Incentive Stock Option within the meaning of Section 422 of the Code.

“Negative Discretion” means the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award in accordance with Section 10.4(d) of the Plan; provided, that, the exercise of such discretion would not cause the Performance Compensation Award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Non-qualified Stock Option” or “NQSO” means any option granted to a Participant under the Plan which is not an Incentive Stock Option.

“Option” means and refers collectively to Incentive Stock Options and Non-qualified Stock Options.

“Optionee” means any Participant who is granted an Option under the Plan. “Optionee” shall also mean the personal representative of an Optionee and any other person who acquires the right to exercise an Option by bequest or inheritance or who holds an outstanding Option.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Outside Director” means a Director who is an “outside director” within the meaning of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(3) or any successor to such statute and regulation.

“Participant” means any eligible person to whom an Award under this Plan is granted or, if applicable, such other person who holds an outstanding Award, including a guardian, or legal representative.

“Performance Factors” means the factors selected by the Committee, which may include, but are not limited to, the following criteria to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

(a)
profits (including, but not limited to, profit growth, net operating profit or economic profit);
(b)
profit-related return ratios;
(c)
return measures (including, but not limited to, return on assets, capital, equity or sales);

4

(d)
cash flow (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital);
(e)
earnings (including, but not limited to, net earnings, earnings per share, or earnings before or after taxes);
(f)
net sales growth;
(g)
net income (before or after taxes, interest, depreciation and/or amortization);
(h)
gross or operating margins;
(i)
productivity ratios;
(j)
share price (including, but not limited to, growth measures and total shareholder return);
(k)
expense targets;
(l)
margins;
(m)
operating efficiency;
(n)
customer satisfaction; and
(o)
working capital targets.

The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period. In the event that applicable tax and/or securities laws change to permit the Committee discretion to alter the governing Performance Criteria without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

“Performance Formula” means, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.

“Performance Period” means the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Compensation Award.

“Permitted Transferee” means: (a) a member of the Optionee’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionee’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionee) control the management of assets, and any other entity in which these persons (or the Optionee) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

5

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

 “Termination” or “Terminated” means, for purposes of this Plan, with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor to the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee; provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company of the Company as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

3.
 Administration.

3.1.
General. The Plan shall be administered by the Compensation Committee of the Board, or, in the Board’s sole discretion, by the Board. The Committee shall be comprised of at least two directors, each of whom shall qualify as Outside Director, an “independent director” as defined under the Nasdaq Market listing standards and a Non-employee Director as defined in Rule 16b-3. However, the fact that a Committee member shall fail to qualify under the foregoing requirements shall not invalidate any Award made by the Committee which is otherwise validly made under the Plan.

3.2.
Delegation. Notwithstanding the foregoing, the Board or the Committee may delegate responsibility for administering the Plan with respect to designated classes of eligible persons to different committees consisting of one or more members of the Board, subject to such limitations as the Board deems appropriate, except with respect to benefits to directors and to officers subject to Section 16 of the Exchange Act or officers who are or may be Employees. The term “Committee” shall also apply to any person or persons to whom such authority has been granted. Members of any committee shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with Applicable Law, the Board or the Committee may authorize one or more officers of the Company to grant Awards to designated classes of eligible persons, within limits specifically prescribed by the Board or the Committee; provided, however, that no such officer shall have or obtain authority to grant Awards to himself or herself or to any officer subject to Section 16 of the Exchange Act.

6

3.3.
Authority. Except for the terms and conditions explicitly set forth in the Plan, and subject to the applicable Committee’s charter and Applicable Laws, the Committee shall have full power and exclusive authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to:

(a)
select the eligible persons to whom Awards may from time to time be granted under the Plan;
(b)
delegate ministerial duties to one or more of the Company’s officers;
(c)
construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;
(d)
prescribe, amend and rescind rules and regulations relating to this Plan or any Award;
(e)
determine the form and terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on Performance Factors or Performance Goals), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the shares relating thereto, based in each case on such factors as the Committee will determine;
(f)
determine when Awards are to be granted under the Plan and the applicable Grant Date;
(g)
determine the number of shares or other consideration subject to Awards;
(h)
determine the Fair Market Value in good faith, if necessary;
(i)
determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company;
(j)
grant waivers of Plan or Award conditions;
(k)
determine the vesting, exercisability, payment and any other terms and conditions of Awards;
(l)
correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;
(m)
determine whether an Award has been earned;
(n)
make decisions with respect to outstanding Awards that may become necessary upon a Change of Control or an event that triggers anti-dilution adjustments;
(o)
reduce or waive any criteria with respect to Performance Factors;
(p)
adjust Performance Factors to take into account changes in law and accounting or tax rules as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code with respect to persons whose compensation is subject to Section 162(m) of the Code; and
(q)
make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.
The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective.

3.4.
Committee Decisions Final. Decisions, determinations and selections made by the Committee or resolutions of the Board shall be final, conclusive, and binding on all persons, including the Company, any Participant, any shareholder and any eligible person. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings. Any action required or which may be taken at a Committee meeting may be taken without a meeting if a written consent setting forth the action so taken is signed by all Committee members. Such consent shall be inserted in the minute book as if it were the minutes of a meeting of the Committee.

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3.5.
Indemnification. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company shall indemnify each member of the Committee for all costs and expenses, including attorney fees actually incurred, and, to the extent permitted by Applicable Law, any liability incurred in connection with defending against, responding to, negotiation for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder. Each person who is or shall have been a member of the Board, or Committee, or an officer of the Company to whom authority was delegated in accordance with this Plan, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit or proceeding against him or her; provided, however, that he or she shall, in writing, offer the Company an opportunity, at its own expense, to handle and defend such claim, action, suit or proceeding before he or she undertakes to handle and defend the same on his or her own behalf, unless such loss, cost, liability or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation, as amended, or Bylaws, as amended, as a matter of law, or otherwise, or of any power that the Company may have to indemnify them or hold them harmless.

3.6.
Delayed Payment. The Committee may stipulate in an Award Agreement, either at the time of an Award or by subsequent amendment, that a payment or portion of a payment of an Award be delayed in the event that Section 162(m) of the Code (or any successor or similar provision of the Code affecting tax deductibility) would operate to disallow a tax deduction by the Company for all or a portion of such payment. The period of any such delay in payment shall be until the payment or portion thereof, is tax deductible, or such earlier date as the Committee shall determine.

3.7.
Electronic Delivery. Any provision of this Plan or an agreement evidencing a grant or Award to the contrary notwithstanding, any provision in this Plan or in an agreement evidencing the grant of an Award setting forth a requirement for delivery of a written notice, agreement, consent, acknowledgment, or other documentation in writing, including a written signature, may be satisfied by electronic delivery of such notice, agreement, consent, acknowledgment, or other documentation, in a manner that the Committee has prescribed or that is otherwise acceptable to the Committee, provided that evidence of the intended recipient’s receipt of the electronic delivery is available to the Committee and that such delivery is not prohibited by applicable laws and regulations.

3.8.
Performance Awards. When necessary or desirable for an Award to qualify as “performance-based compensation” under Section 162(m) of the Code the Committee shall include at least two persons who are Outside Directors (as defined under Section 162(m) of the Code) and at least two (or a majority if more than two then serve on the Committee) such Outside Directors shall approve the grant of such Award and timely determine (as applicable) the Performance Period, Performance Goals and any Performance Factors upon which vesting or settlement of any portion of such Award is to be subject. When required by Section 162(m) of the Code, prior to settlement of any such Award at least two (or a majority if more than two then serve on the Committee) such Outside Directors then serving on the Committee shall determine and certify in writing the extent to which such Performance Goals or Factors have been timely achieved and the extent to which the shares subject to such Award have thereby been earned. Awards granted to Officers or Directors must be approved by two or more Non-employee Directors (as defined in the regulations promulgated under Section 16 of the Exchange Act).

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4.
 Eligibility and Participation.

4.1.
Specific Awards. An Award, other than ISOs, may be granted to any current or prospective Employee, Director, or Key Consultant/Advisor of the Company whom the Committee from time to time selects. ISOs may be granted only to Employees.

4.2.
 Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option exercise price is at least 110% of the Fair Market Value of the Common Stock at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

5.
  Shares Subject to This Plan.

5.1.
Shares Subject to Plan. The stock to be offered under the Plan shall be shares of the Company’s authorized Common Stock. Subject to adjustment in accordance with Section 14, the total number of shares to be available for the grant of Awards under this Plan cumulatively shall not exceed six million (6,000,000) shares of Common Stock. The maximum number of shares that may be granted as Incentive Stock Options shall be 4,000,000 shares.

5.2.
Annual Limits. Subject to adjustment in accordance with Section 14, no Participant will be eligible to receive more than 1,000,000 shares in any calendar year under this Plan pursuant to the grant of Awards. All such shares may be made subject to Incentive Stock Options, Non-qualified Stock Options or Stock Appreciation Rights, or any combination thereof, but, subject to adjustment in accordance with Section 14, in no event shall the total number of shares of Common Stock made subject to all Options or Stock Appreciation Rights hereunder exceed such maximum number of 6,000,000 shares of Common Stock. Subject to adjustment in accordance with Section 14, the maximum number of shares that may be granted to a Director in any year shall be 200,000.

5.3.
 Shares Awarded. Common Stock which may be awarded under the Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company (in the open-market or in private transactions) and which are being held as treasury shares. No fractional shares of Common Stock shall be awarded under the Plan, and the Committee shall determine the manner in which fractional share value shall be treated.

5.4.
 Shares Reacquired. Shares of Common Stock covered by an Award shall not be counted as used unless and until they are actually issued and delivered to a Participant. Any shares of Common Stock that are subject to Awards that expire or lapse or are forfeited, surrendered, cancelled, terminated, settled in cash in lieu of Common Stock or are issued and thereafter reacquired by the Company shall again be available for Awards under the Plan, to the extent of such expiration, lapse, forfeiture, surrender, cancellation, termination, settlement or reacquisition of such Awards (as may be adjusted pursuant to Sections 14). The following shares of Common Stock shall not be treated as having been issued under the Plan: (i) shares tendered by a Participant or retained by the Company as full or partial payment to the Company for the purchase price of an Award or to satisfy any minimum statutorily required taxes that the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award (“Tax Withholding Obligations”); or, (ii) shares covered by an Award that is settled in cash; or , (iii) to the extent that any Award other than an Option is forfeited, repurchased or terminated without shares being issued pursuant to this Section 5.4, shares may again be available for issuance under this Plan at the rate of one share for every such share returned to the Plan.

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5.5.
Committee Authority. The Committee shall have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.

6.
 Option Awards. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1.
 General. An option designated by the Committee as an “Incentive Stock Option” is intended to qualify as an “Incentive Stock Option” within the meaning of Subsection (b) of Section 422 of the Code. Should Section 422 of the Code, or regulations or pronouncements thereunder, be modified during the term of this Plan, this Plan and any outstanding options may be amended to conform to such modification, if approved by the Board of Directors, upon recommendation by the Committee.

6.2.
Incentive Stock Option Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year (under this Plan and all other plans of the Company) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

6.3.
Exercise Price of Incentive Stock Option. Subject to the provisions of Section 4.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be no less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.4.
Exercise Price of Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

10

6.5.
Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.6.
Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee. Notwithstanding the foregoing, the Optionee may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

6.7.
Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee. Notwithstanding the foregoing, the Optionee may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

6.8.
Disqualifying Disposition. If Common Stock acquired upon exercise of an Incentive Stock Option is disposed of by an Optionee prior to the expiration of either two years from the Grant Date of such option, one year from the transfer of shares to the Optionee pursuant to the exercise of such option or in any other disqualifying disposition, within the meaning of Section 422 of the Code, such Optionee shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by an Optionee shall not affect the status of any other Incentive Stock Option granted under the Plan.

11

6.9.
Vesting. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

6.10.
Term of Plan. No Incentive Stock Options shall be granted under this Plan more than 10 years after the date that the Plan is adopted, or the Plan is approved by the shareholders of the Company, whichever is earlier.

6.11.
Term. Subject to the provisions of Section 4.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.12.
Termination of Service. Except as provided below, an Option may only be exercised while the Optionee is employed or engaged by the Company as an Employee, Director, and/or Key Advisor/Consultant. Unless otherwise determined by the Committee and set forth in an Award Agreement, Options shall terminate on the earliest of:

(a)
If the Participant is Terminated for any reason except for Cause or the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant on the Termination Date no later than three (3) months after the Termination Date (or such shorter time period as may be determined by the Committee), but in any event no later than the expiration date of the Options.

(b)
If the Participant is Terminated because of the Participant’s death, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant’s legal representative, or authorized assignee, no later than twelve (12) months after the Termination Date, but in any event no later than the expiration date of the Options.

(c)
If the Participant is Terminated because of the Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date, and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (with any exercise beyond (a) three (3) months after the Termination Date when the Termination is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code, or (b) twelve (12) months after the Termination Date when the Termination is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of a Non-qualified Stock Option), but in any event no later than the expiration date of the Options.

(d)
If the Participant is terminated for Cause, then Participant’s Options shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee, but in any no event later than the expiration date of the Options.

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7.
  Stock Appreciation Rights.

7.1.
General. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).

7.2.
Grant Requirements. Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

7.3.
Term of Stock Appreciation Rights. The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

7.4.
Vesting of Stock Appreciation Rights. Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.

7.5.
Exercise and Payment. Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

7.6.
Exercise Price. The exercise price of a Free Standing Stock Appreciation Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.2 are satisfied.

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7.7.
Reduction in the Underlying Option Shares. Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

8.
  Restricted Awards.

8.1.
General.  A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated for a loan or as security for the performance of any obligation or for any other purpose for such period (“Restricted Period”) as the Committee shall determine.  Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement.  Each Restricted Award so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

8.2.
Restricted Stock and Restricted Stock Units.

(a)
Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(b)
 The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be withheld by the Company and credited to the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant’s account at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit or Deferred Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit or Deferred Stock Unit and, if such Restricted Stock Unit or Deferred Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents. Dividend Equivalents will be deemed re-invested in additional Restricted Stock Units or Deferred Stock Units based on the Fair Market Value of a share of Common Stock on the applicable dividend payment date and rounded down to the nearest whole share.

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8.3.
 Restrictions.

(a)
Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(b)
Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(c)
The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.

8.4.
Restricted Period. With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement. No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

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8.5.
Delivery of Restricted Stock and Settlement of Restricted Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 8.3 and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 8.2(b) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.

8.6.
Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

9.
  Performance Share Awards.

9.1.
General.  Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the performance period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; (iv) the effect of the Participant’s Termination; and (v) the other terms, conditions and restrictions of the Award.

9.2.
Earning Performance Share Awards. The number of Performance Shares earned by a Participant will depend on the extent to which the Performance Goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee. No payout shall be made with respect to any Performance Share Award except upon written certification by the Committee that the minimum threshold Performance Goal(s) have been achieved. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Share Awards that are subject to different Performance Periods and different Performance Goals and other criteria.

9.3.
Value of Performance Shares.  Each Performance Share will have an initial value equal to the Fair Market Value of the Common Stock on the Grant Date.  The Committee, in its sole discretion, may pay earned Performance Shares in the form of cash, in shares of Common Stock with an aggregate Fair Market Value equal to the value of the earned Performance Shares at the close of the applicable Performance Period, or in a combination thereof.

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10.
  Performance Compensation Awards.

10.1.
 General. The Committee shall have the authority, at the time of grant of any Award described in this Plan (other than Options and Stock Appreciation Rights granted with an exercise price equal to or greater than the Fair Market Value per share of Common Stock on the Grant Date), to designate such Award as a Performance Compensation Award in order to qualify such Award as “performance-based compensation” under Section 162(m) of the Code. In addition, the Committee shall have the authority to make an Award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award in order to qualify such Award as “performance-based compensation” under Section 162(m) of the Code.

10.2.
Eligibility. The Committee will, in its sole discretion, designate within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code) which Participants will be eligible to receive Performance Compensation Awards in respect of such Performance Period. However, designation of a Participant eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Participant to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 10. Moreover, designation of a Participant eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Participant eligible to receive an Award hereunder in any subsequent Performance Period and designation of one person as a Participant eligible to receive an Award hereunder shall not require designation of any other person as a Participant eligible to receive an Award hereunder in such period or in any other period.

10.3.
 Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period (provided any such Performance Period shall be not less than one fiscal quarter in duration), the type(s) of Performance Compensation Awards to be issued, the Performance Factors that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goal(s) that is (are) to apply to the Company and the Performance Formula. Within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 10.3 and record the same in writing.

10.4.
 Payment of Performance Compensation Awards.

(a)
Condition to Receipt of Payment. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(b)
Limitation. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant’s Performance Compensation Award has been earned for the Performance Period.

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(c)
Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing the amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant’s Performance Compensation Award for the Performance Period and, in so doing, may apply Negative Discretion in accordance with Section 10.4(d) hereof, if and when it deems appropriate.

(d)
 Use of Discretion. In determining the actual size of an individual Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained or (B) increase a Performance Compensation Award above the maximum amount payable under Section 10.4(f) of the Plan.

(e)
Timing of Award Payments. Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 10 but in no event later than 2 1/2 months following the end of the fiscal year during which the Performance Period is completed.

(f)
 Maximum Award Payable. Notwithstanding any provision contained in this Plan to the contrary, the maximum Performance Compensation Award payable to any one Participant under the Plan for a Performance Period (excluding any Options and Stock Appreciation Rights) is 1,000,000 shares of Common Stock or, in the event such Performance Compensation Award is paid in cash, the equivalent cash value thereof on the first or last day of the Performance Period to which such Award relates, as determined by the Committee. The maximum amount that can be paid in any calendar year to any Participant pursuant to a cash bonus Award described in the last sentence of Section 10.1 shall be $1,000,000. Furthermore, any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (A) with respect to a Performance Compensation Award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Committee or (B) with respect to a Performance Compensation Award that is payable in shares of Common Stock, by an amount greater than the appreciation of a share of Common Stock from the date such Award is deferred to the payment date.

11.
 Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

12.
 Compliance with Section 409A of the Code. Notwithstanding anything to the contrary set forth herein, any Award granted under the Plan that is not exempt from the requirements of Section 409A of the Code shall contain such provisions so that such Award will comply with the requirements of Section 409A of the Code. Such restrictions, if any, shall be determined by the Committee and contained in the Award Agreement.

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13.
 Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

14.
  Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the maximum number of shares of Common Stock subject to all Awards stated in Section 5 and the maximum number of shares of Common Stock with respect to which any one person may be granted Awards during any period stated in Section 5 and Section 10.4(f) will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 14, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 14 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Further, with respect to Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, any adjustments or substitutions will not cause the Company to be denied a tax deduction on account of Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

15.
 Effect of Change in Control. Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:

15.1.
Options and Stock Appreciation Rights. In the event of a Participant’s termination of Continuous Service without Cause or for Good Reason during the 12-month period following a Change in Control, notwithstanding any provision of the Plan or any applicable Award Agreement to the contrary, all Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100% of the shares of Restricted Stock or Restricted Stock Units as of the date of the Participant’s termination of Continuous Service.

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15.2.
Performance Compensation Awards. With respect to Performance Compensation Awards, in the event of a Change in Control, all incomplete Performance Periods in respect of such Award in effect on the date the Change in Control occurs shall end on the date of such change and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the applicable Participant partial or full Awards with respect to Performance Goals for each such Performance Period based upon the Committee’s determination of the degree of attainment of Performance Goals or, if not determinable, assuming that the applicable “target” levels of performance have been attained, or on such other basis determined by the Committee.

15.3.
Timing. To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

15.4.
Cancelation and Payment of Awards. In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price (or Stock Appreciation Right Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

15.5.
Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

16.
 Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

17.
 Amendment, Suspension or Discontinuance of the Plan.

17.1.
 Amendment, Suspension or Termination of the Plan. The Board may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by Applicable Law, shareholder approval shall be required for any amendment to the Plan. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

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17.2.
Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

17.3.
Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

17.4.
No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

17.5.
Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

18.
 Effective Date of Plan. This Plan shall become effective on the date as of which the Plan is approved by the Board, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve months before or after the date of adoption of this Plan.

19.
 Termination or Suspension of the Plan. The Plan shall terminate automatically on September 28, 2026. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 17.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated. Unless the Company determines to submit Section 10 of the Plan and the definition of “Performance Goal” and “Performance Factors” to the Company’s shareholders at the first shareholder meeting that occurs in the fifth year following the year in which the Plan was last approved by shareholders (or any earlier meeting designated by the Board), in accordance with the requirements of Section 162(m) of the Code, and such shareholder approval is obtained, then no further Performance Compensation Awards shall be made to Covered Employees under Section 10 after the date of such annual meeting, but the Plan may continue in effect for Awards to Participants not in accordance with Section 162(m) of the Code.

20.
 Miscellaneous.

20.1.
Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

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20.2.
Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed a holder of, or to have any rights of a holder with respect to any shares of Common Stock subject to an Award, unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 14 hereof.

20.3.
No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company in the capacity in effect at the time the Award was granted or shall affect the right of the Company to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the Bylaws of the Company, as amended, and any applicable provisions of the corporate law of the state in which the Company is incorporated, as the case may be.

20.4.
Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

20.5.
Insider Trading Policy. By accepting an Award, a Participant acknowledges that the Participant is bound by all the terms and conditions of the Company’s insider trading policy as may be in effect from time to time, covering transactions in the Company’s securities by Employees, officers, directors, and/or Key Consultants/Advisors of the Company.

21.
 General.

21.1.
Governing Law. This Plan and all Awards granted hereunder shall be governed by and construed in accordance with the laws of the State of Colorado, without regard to such state’s conflict of law rules.

21.2.
Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

21.3.
Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

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21.4.
Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

21.5.
Sub-plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

21.6.
Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

21.7.
Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 14.

21.8.
Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

21.9.
No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

21.10.
Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.

21.11.
Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

21.12.
 Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 21.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

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21.13.
Section 162(m). To the extent the Committee issues any Award that is intended to be exempt from the deduction limitation of Section 162(m) of the Code, the Committee may, without shareholder or grantee approval, amend the Plan or the relevant Award Agreement retroactively or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company’s federal income tax deduction for compensation paid pursuant to any such Award.

21.14.
Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

21.15.
Expenses. The costs of administering the Plan shall be paid by the Company.

21.16.
Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

21.17.
Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

21.18.
Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

This 2016 Stock Incentive Plan was adopted by the Board of Directors of Command Center, Inc. at its meeting held on September 29, 2016.

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